Exhibit 10.31

EXECUTION VERSION

SUCCESSOR AGENT AGREEMENT AND

AMENDMENT NO. 9 TO THIRD AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

This SUCCESSOR AGENT AGREEMENT is dated as of January 8, 2015 (this “Agreement”) by and among BARCLAYS BANK PLC (“Barclays”), GOLDMAN SACHS LENDING PARTNERS LLC (“GSLP”), in its capacities as the Administrative Agent, Collateral Agent and Swing Line Lender (in such capacities, the “Existing Agent”) under the Credit Agreement (as defined below) for the Lenders (as defined below), the Requisite Lenders, VALEANT PHARMACEUTICALS INTERNATIONAL, INC., a corporation continued under the laws of the Province of British Columbia (the “Borrower”), and the Guarantors.

WHEREAS, (i) the Borrower, the Guarantors, the lenders party thereto from time to time (the “Lenders”), and the Existing Agent entered into that certain Third Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2012, as amended by Amendment No. 1, dated as of March 6, 2012, by Amendment No. 2, dated as of September 10, 2012, by Amendment No. 3, dated as of January 24, 2013, by Amendment No. 4, dated as of February 21, 2013, by Amendment No. 5, dated as of June 6, 2013, by Amendment No. 6, dated as of June 26, 2013, by Amendment No. 7, dated as of September 17, 2013, by Amendment No. 8, dated as of December 20, 2013, as further supplemented by the Joinder Agreement, dated as of June 14, 2012, by the Joinder Agreement, dated as of July 9, 2012, by the Joinder Agreement, dated as of September 11, 2012, by the Joinder Agreement dated as of October 2, 2012, by the Joinder Agreement, dated as of December 11, 2012, by the Joinder Agreements, each dated as of August 5, 2013 and by the Joinder Agreements, each dated as of February 6, 2014 (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and (ii) the Credit Parties entered into that certain Second Amended and Restated Pledge And Security Agreement in favor of the Collateral Agent, dated as of February 13, 2012 (as amended, restated, supplemented, amended and restated or otherwise modified from time to time, the “Pledge and Security Agreement” and, together with the Credit Agreement and the other Credit Documents, collectively, the “Existing Credit Documents”) (Capitalized terms used herein without definition shall have the meanings attributed to such terms in the Credit Agreement);

WHEREAS, the Existing Agent gave notice of its resignation as Administrative Agent, Collateral Agent and Swing Line Lender under the Existing Credit Documents pursuant to that certain Notice of Resignation, dated as of December 11, 2014, delivered to the Borrower and the Lenders in accordance with Section 9.7 of the Credit Agreement and such resignation shall become effective on January 12, 2015 (or such earlier date as provided herein);

WHEREAS, the Existing Agent, after consultation with the Borrower, desires to appoint Barclays to act as the successor Administrative Agent, successor Collateral Agent and successor Swing Line Lender to the Existing Agent under the Credit Documents pursuant to Section 9.7 of the Credit Agreement (in such capacities, the “Successor Agent”);

WHEREAS, the Borrower, the Guarantors and the Requisite Lenders consent to the appointment of Barclays as the Successor Agent as described herein pursuant to Section 9.7 of the Credit Agreement; and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth herein pursuant to Section 10.5(a) of the Credit Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Resignation and Appointment of Administrative Agent, Collateral Agent and Swing Line Lender.

1. Pursuant to Section 9.7 of the Credit Agreement (i) on the earlier of January 12, 2015 or the Effective Date (as defined below), the Existing Agent’s resignation as Administrative Agent, Collateral Agent and Swing Line Lender shall be effective, the Requisite Lenders shall accept the resignation of GSLP as Existing Agent under the Existing Credit Documents, and GSLP shall have no further obligations under the Existing Credit Documents in its capacities as Administrative Agent, Collateral Agent and/or Swing Line Lender (other than the obligations set forth in Section 5 hereof), (ii) the Existing Agent, after consultation with the Borrower, hereby appoints Barclays to act as the Successor Agent, effective as of the Effective Date, and (iii) the Borrower and the Requisite Lenders hereby consent to the appointment of Barclays to act as the Successor Agent. The Successor Agent hereby accepts the appointment to act as the Administrative Agent, Collateral Agent and Swing Line Lender under the Existing Credit Documents. The Requisite Lenders and the Borrower waive any inconsistency or conflict with the provisions in Section 9.7 of the Credit Agreement with respect to the resignation of GSLP as Existing Agent and the appointment of Barclays as the Successor Agent. Each of the parties hereto agrees to execute all documents necessary to evidence the appointment of Barclays as the Successor Agent.

2. The Existing Agent hereby assigns to the Successor Agent, in its capacity as successor Collateral Agent, each of the Liens and security interests granted or assigned to the Existing Agent (in its capacity as Administrative Agent and Collateral Agent under the Credit Agreement and the other Existing Credit Documents for the benefit of the Secured Parties), including, for the avoidance of doubt, for the purpose of Slovenian law, the transfer of the applicable Foreign Security Agreement(s) pursuant to article 122 of the Slovenian Code of Obligations, under the Existing Credit Documents (including, for the avoidance of doubt, (x) all Australian Collateral held on trust for the Secured Parties pursuant to Section 9.8(a) of the Credit Agreement and (y) the rights in respect of any Parallel Debt granted pursuant to Sections 10.29, 10.30 and 10.31 of the Credit Agreement and the applicable Foreign Security Agreements (the “Parallel Debt Interests”)), and the Successor Agent, in its capacity as successor Collateral Agent, hereby assumes all such Liens and security interests (including, for the avoidance of doubt, such Parallel Debt Interests), for its benefit and for the benefit of the Secured Parties, as further described in Section 5 hereof and agrees to hold all Australian Collateral on the terms of Section 9.8(a) of the Credit Agreement; provided that the Liens and security interests granted under the Collateral Documents set forth on Schedule III hereto, shall be transferred and/or confirmed pursuant to the respective agreements set forth on Schedule III hereto.

3. Barclays’s appointment as Successor Agent and the assignment and assumption of the Liens and security interests described above shall be effective on and as of the date (i) the Existing Agent receives duly executed counterparts (in accordance with Section 17 hereof) of this Agreement that, when taken together, bear the signatures of the Borrower, the Guarantors, the Existing Agent, the Successor Agent and the Requisite Lenders, (ii) the Borrower pays to the Existing Agent, for the account of each Lender party to the Credit Agreement immediately prior to the Effective Date, all interest, fees and other amounts accrued up to but excluding the Effective Date with respect to such Lender’s Loans and (iii) the Existing Agent receives originally executed copies of the favorable written opinions of (A) Squire Sanders Swiecicki Krzesniak sp.k., special Poland counsel to the Credit Parties, (B) Tark Grunte

Sutkiene, special Lithuania counsel to the Credit Parties, and (C) Allen & Overy LLP, special Netherlands counsel to the Existing Agent (such date, the “Effective Date”); provided that if the Existing Agent’s resignation has become effective prior to the Effective Date pursuant to Section 1(a) hereof, then such appointment as Successor Agent and the assignment and assumption of the Liens and security interests described above shall become effective at such later date as provided pursuant to Section 9.7 of the Credit Agreement.

4. Upon the Effective Date, each of the Credit Parties and the Existing Agent authorizes the Successor Agent, at the Borrower’s expense, to file any UCC assignments or amendments with respect to the UCC financing statements (or their equivalent under foreign law), filings with the United States Patent and Trademark Office, the United States Copyright Office or any similar non-domestic filing office, any amendment, assignment or other filings with respect to any real property covered by charges, mortgages or demand debentures, and other filings or agreements in the United States or other non-domestic jurisdiction in respect of the Collateral as the Successor Agent reasonably deems necessary or appropriate to evidence or effect the Successor Agent’s succession as Administrative Agent or Collateral Agent under the Credit Agreement and the Existing Credit Documents and each Credit Party agrees to execute any documentation and to take such other actions as may reasonably be necessary to evidence the resignation and appointment described herein; provided that the Existing Agent shall bear no responsibility for any actions taken or omitted to be taken by the Successor Agent under this clause (d).

2. Rights, Duties and Obligations.

1. Effective as of the Effective Date, the Successor Agent shall be vested with all the rights, powers, discretion and privileges of the Existing Agent (including, for the avoidance of doubt, for the purpose of Italian law, the power to act, also with the authorization pursuant to article 1395 of the Italian Civil Code, as mandatario con rappresentanza of the Lenders) as described in the Existing Credit Documents and the Successor Agent assumes, from and after the Effective Date, the obligations, responsibilities and duties of the Existing Agent in accordance with the terms of the Existing Credit Documents, and, except as set forth in Sections 5 and 6 hereof, the Existing Agent is discharged from all of its duties and obligations as the Administrative Agent, Collateral Agent and Swing Line Lender under the Existing Credit Documents. Nothing in this Agreement or any other Existing Credit Documents shall be deemed a termination of the protective provisions and indemnities (collectively, the “Protective Provisions”) of any Existing Credit Document (including, without limitation, Section 9 and Sections 10.2 and 10.3 of the Credit Agreement, which provisions shall continue in effect for the benefit of the Existing Agent, its sub-agents and their respective affiliates in respect of any actions taken or omitted to be taken by any of them while acting as the Existing Agent or after the date hereof that survive the Existing Agent’s resignation pertaining to GSLP in its capacity as Administrative Agent, Collateral Agent and/or Swing Line Lender. Any amounts owed to the Existing Agent under this Agreement or under the Existing Credit Documents in its capacity as the Existing Agent shall constitute “Obligations” for all purposes of the Existing Credit Documents and shall be entitled to the priority currently afforded thereto by the terms of the Existing Credit Documents. The parties hereby agree that the Protective Provisions shall apply to all actions taken by GSLP in its capacity as the Existing Agent under or in connection with this Agreement or the Existing Credit Documents, whether taken before, on or to the extent in accordance with Section 5 hereof after the Effective Date. The Successor Agent hereby acknowledges that (i) neither the Existing Agent nor any of its affiliates has made or shall be deemed to have made any representation or warranty to the Successor Agent and (ii) it has, independently and without reliance upon the Existing Agent or any of its affiliates, made its own decision to enter into this Agreement and the transactions contemplated hereby.

2. Effective as of the Effective Date, the Existing Agent relinquishes all rights and powers (other than with respect to the Protective Provisions and other than those rights and powers provided in Section 5 hereof) of the Existing Agent in its role as the Administrative Agent, Collateral Agent and Swing Line Lender as described in the Existing Credit Documents and the Existing Agent is discharged from all of its duties, responsibilities and obligations as the Administrative Agent, Collateral Agent and Swing Line Lender under the Existing Credit Documents, and nothing contained herein is intended to create any ongoing duty or obligation on the part of the Existing Agent, except as expressly provided herein. The parties hereto hereby confirm that the Protective Provisions to the extent they pertain to the Existing Agent, its subagents or their respective affiliates, continue in effect for the benefit of the Existing Agent in respect of any actions taken or omitted to be taken while the Existing Agent was acting as Administrative Agent, Collateral Agent and/or Swing Line Lender and actions taken thereafter with respect to the obligations under this Agreement or actions taken in connection therewith or at the direction or request of the Successor Agent pursuant to this Agreement, and inure also to the benefit of the Existing Agent in respect of its obligations under Section 5 hereof. Each of the parties hereto expressly agrees and acknowledges that the Successor Agent is not assuming any liability in the capacity as Administrative Agent, Collateral Agent or Swing Line Lender (i) under or related to the Existing Credit Documents prior to the Effective Date and (ii) for any and all claims under or related to the Existing Credit Documents that may have arisen or accrued prior to the Effective Date.

3. Information Regarding Status of Credit Documents.

1. Current Lenders and Loan Status. The Register maintained by the Existing Agent, which Register contains (i) a true and correct list of the Lenders and the outstanding principal amount of, and accrued interest payable on, the Loans owing to each such Lender under the Credit Agreement as of January 8, 2015 and (ii) any other fees, charges and expenses due and payable to the Existing Agent or the Lenders as of January 8, 2015, has been delivered to the Successor Agent.

2. Existing Credit Documents. Schedule I is a list of the Existing Credit Documents (other than the Notes, if any) delivered to the Successor Agent as of the date hereof, and as of the date hereof there have been no amendments, supplements, waivers or consents to the Existing Credit Documents, of which the Borrower has knowledge or to which it is a party, except as set forth in Schedule I.

3. Possessory Collateral. Schedule II is a complete and accurate list of all possessory Collateral previously delivered by or on behalf of any Credit Party to the Existing Agent.

4. Representations and Warranties.

1. Each Lender signatory hereto hereby severally, and not jointly, represents and warrants to the Successor Agent and to the Existing Agent that, as of the date hereof, all information pertaining to such Lender as set forth below its signature block is true and correct.

2. Each of the undersigned Lenders hereby severally, and not jointly, represents and warrants to the Existing Agent and the Successor Agent that such Person is duly authorized to execute and perform its obligations under this Agreement.

3. Each of the Credit Parties represents and warrants to the Existing Agent and the Successor Agent that as of the date hereof, (i) each of the Credit Parties is duly authorized to execute and perform its obligations under this Agreement and such execution is not prohibited by Applicable Law, (ii) each of the Credit Parties has duly executed and delivered this Agreement and it is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws relating to or limiting creditors’ rights generally or by general equitable principles and (iii) as of the date hereof, all information as set forth on Schedules I, II and III hereof is true and correct in all material respects.

4. Each of the Credit Parties represents and warrants to the Existing Agent and the Successor Agent that each of the representations and warranties contained in Section 4 of the Credit Agreement is true and correct in all material respects as of the Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects).

5. Each of the Credit Parties represents and warrants to the Existing Agent and the Successor Agent that no Default or Event of Default exists, or will result from the execution of this Agreement and the transactions contemplated hereby as of the Effective Date.

6. Other than as expressly set forth herein, this Agreement is made without representation or warranty of any kind, nature or description on the part of any party hereto; provided that the foregoing shall not affect any of the covenants or agreements contained in the other paragraphs hereof. Without limiting the generality of the foregoing, the Successor Agent acknowledges that the Existing Agent has not made any representation or warranty to the Successor Agent as to the financial condition of the Borrower or the value, collectability or realization of any Collateral or any Obligations of the Credit Parties or as to the legality, validity, enforceability, perfection or priority of any Obligations of the Credit Parties or the Collateral. The Successor Agent acknowledges that it has made, to the extent determined by it to be necessary or prudent, its own independent investigation and determination of the foregoing matters and all other matters pertaining to its appointment as Administrative Agent under the Existing Credit Documents.

5. Covenants of the Existing Agent.

1. The Existing Agent covenants and agrees that it will, in each case, at the Borrower’s expense (in accordance with and pursuant to Sections 10.2 and 10.3 of the Credit Agreement, which are incorporated by reference herein mutatis mutandis): (i) deliver, or cause to be delivered, promptly to the Successor Agent (A) all Collateral, if any, in the possession of the Existing Agent, (B) execution versions of the Credit Agreement and the other Existing Credit Documents listed on Schedule I, provided that the Existing Agent will deliver executed originals of such documents if such documents are readily available to the Existing Agent and the Successor Agent reasonably deems it is necessary to have such an executed original in its possession (it being understood that executed originals of such documents may not be readily available to the Existing Agent) and (C) a copy of the Register, as of the Effective Date; (ii) use commercially reasonable efforts to deliver, or cause to be delivered or make available on SyndTrak promptly to the Successor Agent, copies of any written notices or documents, financial statements and other written requests delivered by the Borrower, in accordance with the notice provisions in Section 10.1 of the Credit Agreement, to the Existing Agent under Section 5.1 of the Credit Agreement and received by the Existing Agent, in each case, to the extent such notices, documents, statements or requests have not already been delivered to the Lenders; (iii) execute and/or furnish all documents, agreements or instruments as may be reasonably requested by the Successor Agent to transfer the rights and privileges of the Existing Agent under the Existing Credit Documents, in its capacity as Administrative Agent, Collateral Agent and/or Swing Line Lender, to the Successor Agent, (iv) use commercially reasonable efforts to take all the actions set forth in Schedule IV hereto with respect to the Collateral of certain

Foreign Subsidiaries and (v) take all actions reasonably requested by the Successor Agent or its representatives to facilitate the transfer of information to the Successor Agent in connection with the Existing Credit Documents. The Borrower hereby consents to all actions taken by the Existing Agent and the Successor Agent pursuant to the immediately preceding sentence. It is the intention and understanding of the Existing Agent and the Successor Agent that any exchange of information under this Section 5 that is otherwise protected against disclosure by privilege, doctrine or rule of confidentiality (such information, “Privileged Information”) (i) will not waive any applicable privilege, doctrine or rule of protection from disclosure, (ii) will not diminish the confidentiality of the Privileged Information and (iii) will not be asserted as a waiver of any such privilege, doctrine or rule by the Existing Agent or the Successor Agent.

2. Until such time as all Collateral in the possession of the Existing Agent (in its capacity as such) and all Liens granted in favor of the Existing Agent (in its capacity as such) in the Collateral have been assigned or otherwise transferred to the Successor Agent, the Existing Agent shall continue to hold such Collateral and/or Liens on such Collateral as a sub-agent and bailee of the Successor Agent in accordance with the terms of the Existing Credit Documents, solely for the purposes of maintaining the priority and perfection of such Liens (it being understood, however, that the Existing Agent shall have no responsibility or obligation to take any action to maintain the priority or perfection of such Liens). Without limiting the generality of the foregoing, any reference to the Existing Agent on any publicly filed document, to the extent such filing relates to the Liens on the Collateral assigned hereby and until such filing is modified to reflect the interests of the Successor Agent, shall, with respect to such Liens, constitute a reference to the Existing Agent as collateral representative of the Successor Agent (provided that the parties hereto agree that the Existing Agent’s role as such collateral representative shall impose no duties, obligations, or liabilities on the Existing Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against such Collateral, whether such direction comes from the Successor Agent, the Requisite Lenders, or otherwise and the Existing Agent shall have the full benefit of the protective provisions of Section 9 of the Credit Agreement including, without limitation, Section 9.6, while serving in such capacity). The Successor Agent agrees to take possession of any possessory collateral delivered to the Successor Agent following the Effective Date upon tender thereof by the Existing Agent.

3. In furtherance of the foregoing, it is understood and agreed that the Existing Agent shall not be required to take any action or exercise any right, power or privilege (including, without limitation, the exercise of any rights or remedies under the Existing Credit Documents) under the Credit Documents unless expressly requested in writing by the Successor Agent or otherwise required by the Credit Documents and any document, instrument or agreement to be furnished or executed by, or other action to be taken by, the Existing Agent shall be reasonably satisfactory to it. The Existing Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper person. The Existing Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. The Existing Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

6. Successor Agent’s Fees and Expenses. Commencing on the Effective Date, (a) the Successor Agent shall be entitled to receive the agency fees separately agreed upon by the Borrower and the Successor Agent, and such fees shall constitute “Obligations” for all purposes of the Existing Credit Documents and (b) the Existing Agent shall cease to be entitled to receive any agency fee as

Administrative Agent relating to the Credit Documents; provided that the Existing Agent shall remain entitled to receive from the Borrower any unpaid fees owed to it by the Borrower pursuant to Section 2.11(e) of the Credit Agreement or any unpaid expenses or other amounts owed to it by the Borrower pursuant to Section 10.2 of the Credit Agreement (it being understood and agreed that the Existing Agent shall reimburse the Borrower for that portion of the agency fee paid on October 20, 2014 as separately agreed to between the Borrower and the Existing Agent). All other Protective Provisions shall remain in full force and effect for the benefit of the Successor Agent and the Existing Agent in respect of actions taken or omitted to be taken by either of them while acting as the Administrative Agent. In addition, Borrower agrees to pay all the actual, reasonable and documented out-of-pocket costs and expenses of the Successor Agent and the Existing Agent (including, without limitation, any reasonable and documented legal fees) incurred by it in connection with the negotiation, preparation, execution and delivery of this Agreement and any related documents.

7. Indemnity; Release of Liability.

1. Each of the Borrower and the other Credit Parties shall indemnify the Existing Agent, the Successor Agent and their respective affiliates and their respective officers, partners, members, directors, trustees, advisors, employees, agents, sub-agents and Affiliates (each such Person, an “Indemnitee”) against, and hold each Indemnitee harmless from any and all losses, claims, damages, liabilities and related expenses (including the actual, reasonable and documented fees, out of pocket charges and disbursements of counsel to the Indemnitees) incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) making or causing to be made all reasonably requested filings and taking all other actions reasonably requested that are necessary or appropriate to maintain the validity, perfection and priority of the Liens on the Collateral in favor of the Successor Agent, (ii) executing all mutually acceptable documents as may be reasonably requested by the Successor Agent or the Requisite Lenders to transfer the rights and privileges of the Existing Agent under the Existing Credit Documents to the Successor Agent, including, without limitation, the execution, delivery and filing of any financing statements, assignments, conveyances or any other documents necessary or appropriate to transfer such rights and privileges of the Existing Agent to the Successor Agent, (iii) taking all actions reasonably requested by the Successor Agent, the Requisite Lenders, or their representatives to facilitate the transfer of information to the Successor Agent in connection with the Existing Credit Documents, (iv) the performance by the Existing Agent or its representatives of its obligations hereunder or the compliance with any instructions provided by the Successor Agent to the Existing Agent and (v) any claim, litigation, investigation or proceeding relating to the foregoing; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by a final, non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or its affiliate, or such losses, claims, damages, liabilities or related expenses result from any action, suit or proceeding in contract brought by a Credit Party for direct damages (as opposed to special, indirect, consequential or punitive damages) against such Indemnitee for a material breach by such Indemnitee of its obligations hereunder that is determined by a final, non-appealable judgment of a court of competent jurisdiction. Nothing in this Section 7 shall affect the obligations of the Borrower under Sections 10.2 and 10.3 or the Lenders under Section 9.6 of the Credit Agreement. Each of the parties hereto agrees that the Successor Agent may rely upon the Register delivered pursuant to Section 5(a)(i)(C) hereof, and shall not incur any liability for relying upon the Register to the extent such Register proves to be incorrect in any respect.

2. The Successor Agent shall not bear any responsibility for any actions taken or omitted to be taken by the Existing Agent during the Existing Agent’s service as Administrative Agent, Collateral Agent and Swing Line Lender under the Existing Credit Documents.

3. The Existing Agent shall not bear any responsibility for any actions taken or omitted to be taken by the Successor Agent during or after the Existing Agent’s service as Administrative Agent, Collateral Agent and Swing Line Lender under the Existing Credit Documents.

8. Return of Payments.

1. In the event that, after the Effective Date, the Existing Agent receives any principal, interest or other amount owing to any Lender or the Successor Agent under the Credit Agreement or any other Credit Document, the Existing Agent agrees that such payment shall be held in trust for the Successor Agent, and the Existing Agent shall return such payment to the Successor Agent for payment to the Person entitled thereto.

2. In the event that, after the Effective Date, the Successor Agent receives any principal, interest or other amount owing to Existing Agent under the Credit Agreement or any other Credit Document, the Successor Agent agrees that such payment shall be held in trust for the Existing Agent, and the Successor Agent shall return such payment to the Existing Agent.

9. Amendments. By their respective signatures below, the Borrower, each Guarantor and each undersigned Lender hereby consents to the following amendments to the Existing Credit Documents and upon the execution of this Agreement by the Borrower, the Guarantors and the Lenders constituting the Requisite Lenders, the Existing Credit Documents shall thereupon be deemed amended as provided for below:

1. All references to GSLP as Administrative Agent, Collateral Agent and/or Swing Line Lender are hereby amended to reference Barclays as Administrative Agent, Collateral Agent and/or Swing Line Lender, as applicable.

2. The following new definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“Eurodollar Rate” means for any Interest Period as to any Eurodollar Rate Loan, (i) the rate per annum determined by the Administrative Agent to be the offered rate which appears on the page of the Reuters Screen which displays the London interbank offered rate administered by ICE Benchmark Administration Limited (such page currently being the LIBOR01 page) (the “LIBO Rate”) for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period in Dollars, determined as of approximately 11:00 a.m. (London, England time), two Business Days prior to the commencement of such Interest Period, (ii) in the event the rate referenced in the preceding clause (i) does not appear on such page or service or if such page or service shall cease to be available, the rate determined by the Administrative Agent to be the offered rate on such other page or other service which displays the LIBO Rate for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period in Dollars, determined as of approximately 11:00 a.m. (London, England time) two Business Days prior to the commencement of such Interest Period or (iii) in the event the rates referenced in the preceding clauses (i) and (ii) are not available, the rate per annum determined by the Administrative Agent to be the average offered quotation rate by major banks in the London interbank market to Barclays for deposits (for delivery on the first day of the relevant period) in Dollars of amounts in same day funds comparable to the principal amount of the Eurodollar Rate Loan for which the Eurodollar Rate is then being determined with maturities comparable to such Interest Period as of approximately 11:00 a.m. (London, England time) two Business Days prior to the commencement of such Interest Period; provided that if LIBO Rates are quoted under either of the preceding clauses (i) or (ii), but there is no such quotation for the Interest Period elected, the LIBO Rate shall be equal to the Interpolated Rate; provided, further that if any such rate determined pursuant to the preceding clauses (i), (ii) or (iii) is below zero, the Eurodollar Rate will be deemed to be zero.

“Interpolated Rate” means, in relation to the LIBO Rate, the rate which results from interpolating on a linear basis between:

i.	the applicable LIBO Rate for the longest period (for which that LIBO Rate is available) which is less than the Interest Period of that Loan; and

ii.	the applicable LIBO Rate for the shortest period (for which that LIBO Rate is available) which exceeds the Interest Period of that Loan,

each as of approximately 11:00 a.m. (London, England time) two Business Days prior to the commencement of such Interest Period of that Loan.

“LIBO Rate” has the meaning given to such term in the definition of the term “Eurodollar Rate.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board of Governors to which the Administrative Agent is subject with respect to the Adjusted Eurodollar Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board of Governors). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

3. The definition of “Adjusted Eurodollar Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Adjusted Eurodollar Rate” means with respect to any Eurodollar Rate Loans for any Interest Period, an interest rate per annum equal to (i) the Eurodollar Rate for such Interest Period multiplied by (ii) the Statutory Reserve Rate; provided, that notwithstanding the foregoing, the Adjusted Eurodollar Rate in respect of the Tranche B Term Loans shall at no time be less than 0.75%.”

4. The definition of “Applicable Reserve Requirement” set forth in Section 1.1 of the Credit Agreement shall be deleted in its entirety.

5. The definition of “Interest Period” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting text “nine or” therein.

6. Section 2.13(a)(ii) of the Credit Agreement (for the avoidance of doubt, appearing immediately before the second paragraph of Section 2.13(a) of the Credit Agreement) is hereby amended and restated in its entirety as follows:

“(ii) All such prepayments shall be made:

(A) upon not less than one Business Day’s prior written notice in the case of Base Rate Loans;

(B) upon not less than three Business Days’ prior written notice in the case of Eurodollar Rate Loans; and

(C) upon written notice on the date of prepayment, in the case of Swing Line Loans;

in each case substantially in the form of Exhibit E and given to Administrative Agent or Swing Line Lender, as the case may be, by 12:00 p.m. (New York City time) on the date required (and Administrative Agent will promptly transmit such original notice for Term Loans or Revolving Loans, as the case may be, by telefacsimile or telephone to each Lender) or Swing Line Lender, as the case may be. Upon the giving of any such notice, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein; provided that a notice of voluntary prepayment may state that such notice is conditional upon the effectiveness of other credit facilities or the receipt of the proceeds from the issuance of other Indebtedness or upon the closing of an acquisition transaction, in which case such notice of prepayment may be revoked by Borrower (by notice to Administrative Agent on or prior to the specified date) if such condition is not satisfied. Any such voluntary prepayment shall be applied as specified in Section 2.15(a).”

7. Page B-2 of Appendix B to the Credit Agreement is hereby amended and restated in its entirety to read as attached hereto as Appendix A.

8. Exhibit E to the Credit Agreement is attached hereto as Appendix B and the text “E [Reserved]” in the list of Exhibits to the Credit Agreement in the Table of Contents thereof is hereby amended and restated in its entirety as follows:

“E Prepayment Notice”

10. Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 10.5 of the Credit Agreement.

11. Reference to and Effect on the Credit Agreement and the Existing Credit Documents.

On and after the Effective Date, each reference in the Credit Agreement or any other Existing Credit Document to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

12. Entire Agreement. This Agreement, the Credit Agreement and the other Existing Credit Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Existing Credit Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Agreement is a “Credit Document” (as defined in the Credit Agreement).

13. Reaffirmation.

1. Each Credit Party hereby expressly acknowledges the terms of this Agreement and affirms or reaffirms, as applicable, as of the date hereof, the covenants and agreements contained in each Existing Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Agreement and the transactions contemplated hereby.

2. Each Credit Party, by its signature below, hereby affirms and confirms (1) its obligations under each of the Existing Credit Documents to which it is a party, and (2) the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Collateral Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Existing Credit Documents.

14. Waiver. No failure or delay on the part of any party hereto in the exercise of any power, right or privilege hereunder or under any other Existing Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. The rights, powers and remedies given to each of the Existing Agent and the Successor Agent hereby are cumulative and shall be in addition to and independent of all rights, powers and remedies existing by virtue of any statute or rule of law or in any of the other Existing Credit Documents. Any forbearance or failure to exercise, and any delay in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

15. GOVERNING LAW AND WAIVER OF JURY TRIAL. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. SECTIONS 10.15 AND 10.16 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT AND SHALL APPLY HERETO.

16. Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

17. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart to this Agreement by facsimile transmission or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

18. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

19. Lender Signatures.

Each Lender that signs a signature page to this Agreement shall be deemed to have approved this Agreement. Each Lender signatory to this Agreement agrees that such Lender shall not be entitled to receive a copy of any other Lender’s signature page to this Agreement, but agrees that a copy of such signature page may be delivered to the Borrower, the Existing Agent and the Successor Agent.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and authorized officers as of the day and year first written above.

GOLDMAN SACHS LENDING PARTNERS LLC,
as the Existing Agent

By:	/s/ Robert Ehudin
Name:	Robert Ehudin
Title:	Authorized Signatory

[Signature Page to Successor Agent Agreement and

Amendment No. 9 to Third Amended and Restated Credit and Guaranty Agreement]

BARCLAYS BANK PLC,
as the Successor Agent

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

2

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

VALEANT PHARMACEUTICALS INTERNATIONAL

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BAUSCH & LOMB INCORPORATED

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BAUSCH & LOMB HOLDINGS INCORPORATED

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Vice President and Treasurer

SOLTA MEDICAL, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Vice President and Treasurer

3

ATON PHARMA, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

CORIA LABORATORIES, LTD.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

DOW PHARMACEUTICAL SCIENCES, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

4

OBAGI MEDICAL PRODUCTS, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Treasurer

OMP, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Treasurer

ONPHARMA INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Treasurer

5

Signed by
Valeant Holdco 2 Pty Ltd (ACN 154 341 367)
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by
Wirra Holdings Pty Limited (ACN 122 216 577)
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by
Wirra Operations Pty Limited (ACN 122 250 088)
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

6

Signed by
iNova Pharmaceuticals (Australia) Pty Limited (ACN 000 222 408)
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by
Wirra IP Pty Limited (ACN 122 536 350)
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

Signed by
iNova Sub Pty Limited (ACN 134 398 815)
in accordance with section 127 of the Corporations Act 2001 by two directors:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director (please print)

7

Signed by
Valeant Pharmaceuticals Australasia Pty Limited (ACN 001 083 352)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert Chai-Onn	/s/ Linda A. LaGorga
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Linda A. LaGorga
Name of director (please print)	Name of director/secretary (please print)

Signed by
DermaTech Pty Limited (ACN 003 982 161)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

8

Signed by
Private Formula International Holdings Pty Ltd (ACN 095 450 918)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

Signed by
Private Formula International Pty Ltd (ACN 095 451 442)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

9

Signed by
Ganehill Pty Ltd (ACN 065 261 538)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Robert Chai-Onn	/s/ Howard B. Schiller
Signature of director	Signature of director/secretary

Robert R. Chai-Onn	Howard B. Schiller
Name of director (please print)	Name of director/secretary (please print)

10

Signed by
Bausch & Lomb (Australia) Pty Ltd (ACN: 000 650 251)

in accordance with section 127 of the Corporations Act 2001 by a director and secretary/director:

/s/ Linda A. LaGorga	/s/ Daniel Spira
Signature of director	Signature of director/secretary

Linda LaGorga	Daniel Spira
Name of director (please print)	Name of director/secretary (please print)

11

HYTHE PROPERTY INCORPORATED

By:	/s/ Mauricio Zavala
Name:	Mauricio Zavala
Title:	Manager and Assistant Secretary

12

VALEANT INTERNATIONAL BERMUDA

By:	/s/ Graham Jackson
Name:	Graham Jackson
Title:	Director

VALEANT PHARMACEUTICALS NOMINEE BERMUDA

By:	/s/ Peter McCurdy
Name:	Peter McCurdy
Title:	President and Assistant Secretary

13

PROBIÓTICA LABORATÓRIOS LTDA.

By:	/s/ Marcelo Noll Barboza
Name:	Marcelo Noll Barboza
Title:	Officer

By:	/s/ Guilherme Maradei
Name:	Guilherme Maradei
Title:	Officer

14

IOLAB CORPORATION

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Treasurer

TECHNOLAS PERFECT VISION, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BAUSCH & LOMB PHARMA HOLDINGS CORP.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BAUSCH & LOMB CHINA, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BAUSCH & LOMB SOUTH ASIA, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BAUSCH & LOMB TECHNOLOGY CORPORATION

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Treasurer

15

RHC HOLDINGS, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

SIGHT SAVERS, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BAUSCH & LOMB INTERNATIONAL, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BAUSCH & LOMB REALTY CORPORATION.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Vice President and Treasurer

ISTA PHARMACEUTICALS, LLC

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

VRX HOLDCO, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Chief Financial Officer and Treasurer

[Signature Page to Successor Agent Agreement and

Amendment No. 9 to Third Amended and Restated Credit and Guaranty Agreement]

VALEANT CANADA GP LIMITED

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Executive Vice President and Chief Financial Officer

VALEANT CANADA S.E.C./VALEANT CANADA LP

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Executive Vice President and Chief Financial Officer

V-BAC HOLDING CORP.

By:	/s/ Robert R. Chai-Onn
Name:	Robert R. Chai-Onn
Title:	Vice President

MEDICIS PHARMACEUTICAL CORPORATION

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

OCEANSIDE PHARMACEUTICALS, INC.

By:	/s/ Howard B Schiller
Name:	Howard B. Schiller
Title:	Chief Financial Officer and Treasurer

DR. LEWINN’S PRIVATE FORMULA INTERNATIONAL, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

PRINCETON PHARMA HOLDINGS, LLC

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

PRIVATE FORMULA CORP.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

RENAUD SKIN CARE LABORATORIES, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

VALEANT BIOMEDICALS, INC.

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Chief Financial Officer and Treasurer

VALEANT PHARMACEUTICALS NORTH AMERICA LLC

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

BIOVAIL AMERICAS CORP.

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Chief Financial Officer and Treasurer

ORAPHARMA, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

ORAPHARMA TOPCO HOLDINGS, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

PRESTWICK PHARMACEUTICALS, INC.

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Chief Financial Officer and Treasurer

BIOVAIL INTERNATIONAL S.Á.R.L.

By:	/s/ Michael Kennan	/s/ Giuseppe Di Modica
Name:	Michael Kennan	Name: Giuseppe Di Modica
Title:	Manager	Title: Manager

VALEANT PHARMACEUTICALS LUXEMBOURG S.Á.R.L.

By:	/s/ Michael Kennan	/s/ Giuseppe Di Modica
Name:	Michael Kennan	Name: Giuseppe Di Modica
Title:	Manager	Title: Manager

VALEANT INTERNATIONAL LUXEMBOURG S.Á.R.L.

By:	/s/ Michael Kennan	/s/ Giuseppe Di Modica
Name:	Michael Kennan	Name: Giuseppe Di Modica
Title:	Manager	Title: Manager

BAUSCH & LOMB LUXEMBOURG S.Á.R.L.

By:	/s/ Michael Kennan	/s/ Giuseppe Di Modica
Name:	Michael Kennan	Name: Giuseppe Di Modica
Title:	Manager	Title: Manager

LABORATOIRE CHAUVIN S.A.S.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	General Manager
BAUSCH & LOMB FRANCE S.A.S.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	General Manager

BCF S.A.S.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	General Manager

CHAUVIN OPSIA S.A.S.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	General Manager

VALEANT PHARMA HUNGARY LLC

By:	/s/ István Langer
Name:	István Langer
Title:	Managing Director

VALEANT PHARMA HUNGARY LLC

By:	/s/ Zoltán Gábor
Name:	Zoltán Gábor
Title:	Managing Director

VALEANT PHARMACEUTICALS IRELAND

By:	/s/ Graham Jackson
Name:	Graham Jackson
Title:	Director

VALEANT HOLDINGS IRELAND

By:	/s/ Graham Jackson
Name:	Graham Jackson
Title:	Director

B.L.J. COMPANY, LTD.

By:	/s/ Ian Dolling
Name:	Ian Dolling
Title:	Representative Director and President

AB SANITAS

By:	/s/ Saulius Mečislovas Žemaitis
Name:	Saulius Mečislovas Žemaitis
Title:	General Manager

10

UCYCLYD PHARMA, INC.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Senior Vice President and Treasurer

11

VALEANT EUROPE B.V.

By:	/s/ Robert Meijer
Name:	Robert Meijer
Title:	Attorney-in-Fact

BAUSCH & LOMB B.V.

By:	/s/ Robert Meijer
Name:	Robert Meijer
Title:	Attorney-in-Fact

BAUSCH & LOMB OPS B.V.

By:	/s/ Robert Meijer
Name:	Robert Meijer
Title:	Attorney-in-Fact

12

PRZEDSIĘBIORSTWO FARMACEUTYCZNE JELFA S.A.

By:	/s/ Marcin Wnukowski
Name:	Marcin Wnukowski
Title:	Attorney-in-Fact

VALEANT SP.Z O. O.

By:	/s/ Marcin Wnukowski
Name:	Marcin Wnukowski
Title:	Attorney-in-Fact

VP VALEANT SP. Z O.O.SP.J.

By:	/s/ Marcin Wnukowski
Name:	Marcin Wnukowski
Title:	Attorney-in-Fact

VALEANT SPÓŁKA Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ SP.J.

By:	/s/ Marcin Wnukowski
Name:	Marcin Wnukowski
Title:	Attorney-in-Fact

13

PHARMASWISS D.O.O., BEOGRAD

By:	/s/ Dejan Antonić
Name:	Dejan Antonić
Title:	General Manager

(corporate stamp)

14

PHARMASWISS D.O.O., LJUBLJANA

By:	/s/ Senahil Asanagić
Name:	Senahil Asanagić
Title:	Director

15

INOVA PHARMACEUTICALS PROPRIETARY LIMITED

By:	/s/ Howard B. Schiller
Name:	Howard B. Schiller
Title:	Director

16

PHARMASWISS SA

By:	/s/ Matthias Courvoisier
Name:	Matthias Courvoisier
Title:	Director

17

Executed by BAUSCH & LOMB U.K. LIMITED, acting by:

/s/ Linda A. LaGorga
Director

Name of director: Linda A. LaGorgain the presence of:

/s/ Kaleena Nguyen
Name of witness: Kaleena Nguyen
Address: 400 Somerset Corporate Blvd.
Bridgewater, New Jersey 08807 U.S.A.
Occupation: Legal

18

BAUSCH & LOMB IOM S.P.A.

By:	/s/ Linda A. LaGorga
Name:	Linda A. LaGorga
Title:	Director

19

SIGNED for and on behalf	)
of VALEANT PHARMACEUTICALS NEW ZEALAND LIMITED	) )
		/s/ Howard Schiller		/s/ Robert R. Chai-Onn
		Name:	Howard Schiller	Name:	Robert R. Chai-Onn
		Title:	Director	Title:	Director

20

INOVA PHARMACEUTICALS (SINGAPORE) PTE LIMITED

By:	/s/ Howard Schiller
Name:	Howard Schiller
Title:	Director

21

LENDER SIGNATURE PAGES

ON FILE WITH CAHILL GORDON & REINDEL LLP

22

Appendix A

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

2150, boul. St-Elzear Ouest, Laval,

Quebec, H7L 4A8

Canada

Attention: Chief Financial Officer

Telecopier: (514) 744-6272

with a copy to:

400 Somerset Corporate Boulevard

Bridgewater, NJ 08807

USA

Attention: Legal Department

Telecopier: (949) 271-3796

BARCLAYS BANK PLC,

as Administrative Agent, Collateral Agent and

Swing Line Lender

Administrative Agent’s Principal Office:

Barclays Bank Plc

745 Seventh Avenue, 27th Floor,

New York, NY 10019

Attention: Christine Aharonian

Telecopier: (212) 526-5155

Swing Line Lender’s Principal Office:

Barclays Bank Plc

745 Seventh Avenue, 27th Floor,

New York, NY 10019

Attention: Christine Aharonian

Telecopier: (212) 526-5155

Appendix B

EXHIBIT E TO

THIRD AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

PREPAYMENT NOTICE

[DATE]

Reference is made to the Third Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2012, as amended by Amendment No. 1, dated as of March 6, 2012, by Amendment No. 2, dated as of September 10, 2012, by Amendment No. 3, dated as of January 24, 2013, by Amendment No. 4, dated as of February 21, 2013, by Amendment No. 5, dated as of June 6, 2013, by Amendment No. 6, dated as of June 26, 2013, by Amendment No. 7, dated as of September 17, 2013, by Amendment No. 8, dated as of December 20, 2013, the Successor Agent Agreement and Amendment No. 9, dated as of January 8, 2015, and by the Joinder Agreements, dated as of June 14, 2012, July 9, 2012, September 11, 2012, October 2, 2012, December 11, 2012, each of the Joinder Agreements dated as of August 5, 2013, and each of the Joinder Agreements dated as of February 6, 2014 (as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), among Valeant Pharmaceuticals International, Inc., a corporation continued under laws of the Province of British Columbia (“Borrower”), certain Subsidiaries of Borrower, as Guarantors, the Lenders party thereto from time to time, Barclays Bank PLC (as successor to Goldman Sachs Lending Partners LLC), as Administrative Agent and Collateral Agent, and the other Agents party thereto.

Pursuant to Section 2.13(a) of the Credit Agreement, Borrower hereby gives notice (the “Prepayment Notice”) to the [Administrative Agent/Swing Line Lender] of a voluntary prepayment of [Series [    ] Tranche [    ]] [Term][Revolving] Loans under the Credit Agreement, and in connection with that request, sets forth below the terms on which such prepayment will be made:

(A)	Date of Prepayment
(which is a Business Day)
(the “Prepayment Date”)[1]

(B)	Amount of Prepayment[2]

[1]	Notice must be received not later than 12:00 noon (New York City Time), (i) in the case of a prepayment of Base Rate Loans, not less than one Business Day prior to the scheduled Prepayment Date, (ii) in the case of a prepayment of Eurodollar Rate Loans, not less than three Business Days prior to the scheduled Prepayment Date and (iii) in the case of a prepayment of Swing Line Loans, on the scheduled Prepayment Date.
[2]	Not less than (1) in the case of a partial prepayment of Base Rate Loans in Dollars, $5,000,000 and in integral multiples of $1,000,000 in excess thereof; (2) in the case of a partial prepayment of Eurodollar Rate Loans, $5,000,000 and in integral multiples of $1,000,000 in excess thereof; and (3) in the case of a partial prepayment of Swing Line Loans, $500,000 and in integral multiples of $100,000 in excess thereof.

(C)	Class of Loans	[Series [ ] Tranche [ ]] [Term][Revolving] Loans

(D)	Type of Loans[3]

(E)	Interest Period[4]	.

[The prepayment of the [    ] [Term][Revolving] Loans on the Prepayment Date pursuant to this Prepayment Notice is conditioned upon (as contemplated in Section 2.13 of the Credit Agreement) the effectiveness of the [    ]/[and the funding of the [Loans] on the Prepayment Date].

In accordance with Section 2.13 of the Credit Agreement, Borrower reserves its right to revoke this Prepayment Notice by notice to the Administrative Agent on or before the Prepayment Date in the event that [either] the [    ] does not become effective [or the [Loans] are not funded on the Prepayment Date]].5

[Remainder of page intentionally left blank]

[3]	(i) With respect to Tranche A Term Loans, a Base Rate Loan or a Eurodollar Rate Loan, (ii) with respect to Tranche B Term Loans, a Base Rate Loan or a Eurodollar Rate Loan, (iii) with respect to Revolving Loans, a Base Rate Loan or a Eurodollar Rate Loan and (iv) with respect to Swing Line Loans, a Base Rate Loan.
[4]	Only applicable in connection with a repayment of Eurodollar Rate Loans. In connection with a Eurodollar Rate Loan, an interest period of one, two, three or six months (or interest periods of twelve months if mutually agreed upon by Borrower and the applicable Lenders).
[5]	To include if prepayment is conditional upon effectiveness of other facilities, receipt of proceeds from the issuance of other Indebtedness or closing of an acquisition.

2

Dated as of the date first written above.	VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:
Name:
Title:

Schedule I

CREDIT DOCUMENTS

I. Original Credit Agreement

United States

1.	Credit and Guaranty Agreement, dated as of June 29, 2011, by and among Valeant Pharmaceuticals International, Valeant Pharmaceuticals International, Inc. (the “Parent”), certain Subsidiaries of Parent, as guarantors, the Lenders party thereto from time to time and Goldman Sachs Lending Partners LLC as administrative agent and collateral agent.

2.	Contribution Agreement, dated as of June 29, 2011, among Valeant Pharmaceuticals International, Valeant Pharmaceuticals International, Inc. (the “Parent”), certain Subsidiaries of Parent, as guarantors, the Lenders party thereto from time to time and Goldman Sachs Lending Partners LLC as administrative agent.

3.	Pledge and Security Agreement, dated as of June 29, 2011, among Valeant Pharmaceuticals International, certain Subsidiaries of Parent, as guarantors, and Goldman Sachs Lending Partners LLC as collateral agent

4.	Patent Security Agreement, dated June 29, 2011, by Valeant International (Barbados) SRL and Biovail Laboratories International (Barbados) SRL, in favor of Goldman Sachs Lending Partners LLC, as collateral agent for the Secured Parties.

5.	Patent Security Agreement, dated June 29, 2011, by Valeant Pharmaceuticals International, Aton Pharma, Inc., Coria Laboratories, Ltd., Dow Pharmaceutical Sciences, Inc., Valeant Pharmaceuticals North America LLC, Prestwick Pharmaceuticals, Inc. and Valeant Biomedicals, Inc., in favor of Goldman Sachs Lending Partners LLC, as collateral agent for the Secured Parties.

6.	Trademark Security Agreement, dated June 29, 2011, by Valeant International (Barbados) SRL and Biovail Laboratories International (Barbados) SRL, in favor of Goldman Sachs Lending Partners LLC, as collateral agent for the Secured Parties.

7.	Trademark Security Agreement, dated June 29, 2011, by Valeant Pharmaceuticals International, Inc, in favor of Goldman Sachs Lending Partners LLC, as collateral agent for the Secured Parties.

8.	Trademark Security Agreement, dated June 29, 2011, by Valeant Pharmaceuticals International, Aton Pharma, Inc., Coria Laboratories, Ltd., Dow Pharmaceutical Sciences, Inc., Valeant Pharmaceuticals North America LLC, Oceanside Pharmaceuticals, Inc., Private Formula Corp. and Prestwick Pharmaceuticals, Inc., in favor of Goldman Sachs Lending Partners LLC, as collateral agent for the Secured Parties.

9.	Affiliate Subordination Agreement, dated as of June 29, 2011, by and among Valeant Pharmaceuticals International, Valeant Pharmaceuticals North America LLC, Valeant Dutch Holdings B.V., Valeant Development Co. Pte. Ltd. and Goldman Sachs Lending Partners LLC, as Administrative Agent.

10.	Blocked Account Control Agreement, dated as of September 14, 2011, by and among Biovail Americas Corp., Goldman Sachs Lending Partners LLC and JPMorgan Chase Bank, N.A.

Canada

11.	Guarantee, dated as of June 29, 2011 among Valeant Pharmaceuticals International, Inc. in favor of Goldman Sachs Lending Partners LLC as administrative agent for the Beneficiaries.

12.	Guarantee, dated as of June 29, 2011 among Valeant Canada GP Limited in favor of Goldman Sachs Lending Partners LLC as administrative agent for the Beneficiaries.

13.	Guarantee, dated as of June 29, 2011 among Valeant Canada GP Limited, in its capacity as sole general partner of Valeant Canada LP, in favor of Goldman Sachs Lending Partners LLC as administrative agent for the Beneficiaries.

14.	Guarantee, dated as of June 29, 2011 among V-BAC Holding Corp. in favor of Goldman Sachs Lending Partners LLC as administrative agent for the Beneficiaries.

15.	Pledge and Security Agreement, dated as of June 29, 2011, to Goldman Sachs Lending Partners LLC, in its capacity as collateral agent for the benefit of the Secured Parties, granted by Valeant Pharmaceuticals International, Inc., Valeant Canada GP Limited, Valeant Canada LP and V-BAC Holding Corp.

16.	Canadian Intellectual Property Security Agreement, dated as of June 29, 2011, granted by Valeant Pharmaceuticals International, Inc., Valeant Canada GP Limited, Valeant Canada LP and V-BAC Holding Corp. to Goldman Sachs Lending Partners LLC, as collateral agent for the Secured Parties.

17.	Blocked Accounts Agreement, dated as of June 29, 2011, among Valeant Pharmaceuticals International, Inc., Goldman Sachs Lending Partners LLC, as collateral agent and The Toronto-Dominion Bank, as the Bank.

18.	Blocked Accounts Agreement, dated as of June 29, 2011, among Valeant Pharmaceuticals International, Inc., Goldman Sachs Lending Partners LLC, as collateral agent and The Bank of Nova Scotia, as the Bank.

19.	Demand Debenture, dated as of June 29, 2011, among Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC.

20.	Landlord Collateral Access Agreement with respect to 7150 Mississauga Road, Mississauga, Ontario, entered into by BPF VI/Sunrise Properties Holdings Inc. to and for the benefit of Goldman Sachs Lending Partners LLC in its capacity as collateral agent for the benefit of the Lenders.

21.	Deed of hypothec and issue of debenture dated June 28, 2011 between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered by summary at the Land Registry Office for the Registration Division of Laval under number 19 025 689 and at the Register-of Personal and Movable Real Rights under number 11-0484400-0003.

22.	Deed of hypothec and issue of debenture dated June 28, 2011 between Valeant Canada LP and Goldman Sachs Lending Partners LLC in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the Land Registry Office for the Registration Division of Montreal under number 18 270 067 and at the Register-of Personal and Movable Real Rights under number 11-0484400-0001.

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23.	Deed of hypothec and issue of debenture dated June 28, 2011 between Valeant Canada GP Limited and Goldman Sachs Lending Partners LLC in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the Register-of Personal and Movable Real Rights under number 11-0484400-0002.

24.	Pledge of debenture agreement dated June 29, 2011 between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC.

25.	Pledge of debenture agreement dated June 29, 2011 between Valeant Canada GP Limited and Goldman Sachs Lending Partners LLC.

26.	Pledge of debenture agreement dated June 29, 2011 between Valeant Canada LP and Goldman Sachs Lending Partners LLC.

27.	Securities Control Agreement, dated as of June 29, 2011 with respect to the uncertificated interests of Valeant Pharmaceuticals International, Inc. in Valeant Canada LP, among Valeant Pharmaceuticals International, Inc., as Grantor and Goldman Sachs Lending Partners LLC, as Attorney.

28.	Securities Control Agreement, dated as of June 29, 2011 with respect to the uncertificated interests of Valeant Canada GP Limited in Valeant Canada LP, among Valeant Canada GP, as Grantor and Goldman Sachs Lending Partners LLC, as Attorney.

Barbados

29.	Deed of Guarantee, dated as of June 29, 2011, by and among Biovail Holdings International SRL, Valeant International (Barbados) SRL, Biovail Laboratories International (Barbados) SRL, Hythe Property Incorporated, and Goldman Sachs Lending Partners LLC as Administrative Agent.

II. Amended and Restated Credit and Guaranty Agreement

United States

30.	Amended and Restated Credit and Guaranty Agreement, dated as of August 10, 2011, by and among Valeant Pharmaceuticals International, Valeant Pharmaceuticals International, Inc. (the “Parent”), certain Subsidiaries of Parent, as guarantors, the Lenders party thereto from time to time and Goldman Sachs Lending Partners LLC as administrative agent and collateral agent.

31.	Amendment No. 1 to Credit and Guaranty Agreement, dated as of August 10, 2011, by and among Valeant Pharmaceuticals International, Valeant Pharmaceuticals International, Inc. (the “Parent”), certain Subsidiaries of Parent, as guarantors, Goldman Sachs Lending Partners LLC as administrative agent, swing line lender and collateral agent, and the Requisite Lenders.

32.	Side Letter to Amended and Restated Credit and Guaranty Agreement re Schedule 6.8, by Valeant Pharmaceuticals International, Inc., dated as of August 10, 2011.

3

33.	Amendment No. 1 to Amended and Restated Credit and Guaranty Agreement, dated as of August 12, 2011, by and among Valeant Pharmaceuticals International, Goldman Sachs Lending Partners LLC, as administrative agent, swing line lender and collateral agent, and the Requisite Lenders.

34.	Amendment No. 2 to Amended and Restated Credit and Guaranty Agreement, dated as of September 7, 2011, by and among Valeant Pharmaceuticals International, Goldman Sachs Lending Partners LLC, as administrative agent, swing line lender and collateral agent, and the Requisite Lenders.

35.	Side Letter to Amendment No. 2 to Amended and Restated Credit and Guaranty Agreement re Schedule 6.8, by Valeant Pharmaceuticals International, Inc., dated as of September 7, 2011.

36.	Account Control Agreement, dated as of September 15, 2011, by and among Goldman Sachs Lending Partners LLC, Valeant Pharmaceuticals International and J.P. Morgan Securities LLC.

37.	Control Agreement, dated as of September 25, 2011, by and among Goldman Sachs Lending Partners LLC, Valeant Pharmaceuticals International, Citigroup Global Markets Inc. and Morgan Stanley Smith Barney LLC.

38.	Corrective Partial Release of Security Interest in Patents, dated as of October 5, 2011, by Goldman Sachs Lending Partners LLC, as Collateral Agent for the Secured Parties.

Canada

39.	Deed of hypothec and issue of debentures dated August 5, 2011 between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered by summary at the Land Registry Office for the Registration Division of Laval under number 19 025 696 and at the Register-of Personal and Movable Real Rights under number 11-0597882-0003.

40.	Deed of hypothec and issue of debentures dated August 5, 2011 between Valeant Canada GP Limited and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the Register-of Personal and Movable Real Rights under number 11-0597882-0002.

41.	Deed of hypothec and issue of debentures dated August 5, 2011 between Valeant Canada LP and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the Land Registry Office for the Registration Division of Montreal under number 18 376 362 and at the Register-of Personal and Movable Real Rights under number 11-0597882-0001.

42.	Pledge of debenture agreement dated August 10, 2011 between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC.

43.	Pledge of debenture agreement dated August 10, 2011 between Valeant Canada GP Limited and Goldman Sachs Lending Partners LLC.

44.	Pledge of debenture agreement dated August 10, 2011 between Valeant Canada LP and Goldman Sachs Lending Partners LLC.

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45.	Amended and Restated Securities Control Agreement, dated as of August 10, 2011 with respect to the uncertificated interests of Valeant Pharmaceuticals International, Inc. in Valeant Canada LP.

46.	Amended and Restated Securities Control Agreement, dated as of August 10, 2011 with respect to the uncertificated interests of Valeant Canada GP Limited in Valeant Canada LP.

47.	Confirmation of Guarantee and Security, dated as of August 10, 2011, to Goldman Sachs Lending Partners LLC, in its capacity as collateral agent for the benefit of the Secured Parties, granted by Valeant Pharmaceuticals International, Inc., Valeant Canada GP Limited, Valeant Canada LP and V-BAC Holding Corp.

48.	Blocked Accounts Agreement, dated as of August 5, 2011, among Valeant Canada LP, Goldman Sachs Lending Partners LLC, as collateral agent and The Toronto-Dominion Bank, as the Bank.

Barbados

49.	Deed of Guarantee, dated as of August 10, 2011, by and among Biovail Holdings International SRL, Valeant International (Barbados) SRL, Biovail Laboratories International (Barbados) SRL, Hythe Property Incorporated, and Goldman Sachs Lending Partners LLC as Administrative Agent

III. Second Amended and Restated Credit and Guaranty Agreement

United States

50.	Second Amended and Restated Credit and Guaranty Agreement, dated as of October 20, 2011, by and among Valeant Pharmaceuticals International, Inc. (“Borrower”), certain Subsidiaries of Borrower, as guarantors, the Lenders party thereto from time to time and Goldman Sachs Lending Partners LLC as administrative agent and collateral agent.

51.	Amended and Restated Pledge and Security Agreement, dated October 20, 2011, among signatories party thereto from time to time and Goldman Sachs Lending Partners LLC as collateral agent for the Secured Parties.

52.	Amendment No. 3 to Amended and Restated Credit and Guaranty Agreement, dated as of October 20, 2011 by and among Valeant Pharmaceuticals International, Valeant Pharmaceuticals International, Inc. (the “VPII”), certain Subsidiaries of VPII, as guarantors, Goldman Sachs Lending Partners LLC as administrative agent, swing line lender and collateral agent, and the lenders party thereto.

53.	Supplement to Contribution Agreement, dated as of October 20, 2011, among Biovail International S.à r.l., PharmaSwiss SA and Goldman Sachs Lending Partners LLC as administrative agent.

Canada

54.	Confirmation of Guarantee and Security, dated as of October 20, 2011, to Goldman Sachs Lending Partners LLC, in its capacity as collateral agent for the benefit of the Secured Parties, granted by Valeant Pharmaceuticals International, Inc., Valeant Canada GP Limited, Valeant Canada LP and V-BAC Holding Corp.

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Barbados

55.	Deed of Guarantee, dated as of October 20, 2011, by and among Valeant Holdings (Barbados) SRL SRL, Valeant International (Barbados) SRL, Biovail Laboratories International (Barbados) SRL, Hythe Property Incorporated, and Goldman Sachs Lending Partners LLC as Administrative Agent.

Luxembourg

56.	Share Pledge Agreement, dated as of October 20, 2011, between Valeant Pharmaceuticals International, Inc. as Pledgor, Goldman Sachs Lending Partners LLC, as Pledgee and Biovail International S.à r.l., the Company.

57.	Accounts Pledge Agreement, dated as of October 20, 2011, between Biovail International S.à r.l. as Pledgor and Goldman Sachs Lending Partners LLC, acting as Administrative Agent and Collateral Agent, as Pledgee

Switzerland

58.	Pledge Agreement, dated as of October 20, 2011, between Biovail International S.à r.l., as Pledgor, and Goldman Sachs Lending Partners, acting as Administrative Agent and Collateral Agent, as Pledgee, over all the shares of PharmaSwiss SA.

59.	Assignment Agreement, dated as of October 20, 2011, between PharmaSwiss SA, as Assignor, and Goldman Sachs Lending Partners LLC over bank accounts and trade receivables.

IV. Incremental Facility (December 19, 2011)

United States

60.	Joinder Agreement, dated as of December 19, 2011, among certain financial institutions party thereto, Valeant Pharmaceuticals International, Inc., undersigned subsidiaries of Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

Canada

61.	Confirmation of Guarantee and Security, dated as of December 19, 2011, among Goldman Sachs Lending Partners LLC, as Collateral Agent, Goldman Sachs Lending Partners LLC, as Administrative Agent, Valeant Pharmaceuticals International, Inc., Valeant Canada GP Limited, Valeant Canada LP andV-BAC Holding Corp.

62.	Deed of hypothec and issue of debentures dated December 16, 2011 between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the Register-of Personal and Movable Real Rights under number 11-0968105-0003.

63.	Deed of hypothec and issue of debentures dated December 16, 2011 between Valeant Canada LP and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the Land Registry Office for the Registration Division of Montreal under number 18 724 474 and at the Register-of Personal and Movable Real Rights under number 11-0968105-0001.

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64.	Deed of hypothec and issue of debentures dated December 16, 2011 between Valeant Canada GP Limited and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the Register-of Personal and Movable Real Rights under number 11-0968105-0002.

65.	Pledge of debenture agreement dated December 19, 2011 between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC.

66.	Pledge of debenture agreement dated December 19, 2011 between Valeant Canada LP and Goldman Sachs Lending Partners LLC.

67.	Pledge of debenture agreement dated December 19, 2011 between Valeant Canada GP Limited and Goldman Sachs Lending Partners LLC.

68.	Second Amended and Restated Securities Control Agreement, December 19, 2011, among Valeant Canada GP Limited, as Grantor, Goldman Sachs Lending Partners LLC, as Attorney and Valeant Canada LP, as Issuer.

69.	Second Amended and Restated Securities Control Agreement, December 19, 2011, among Valeant Pharmaceuticals International, Inc., as Grantor, Goldman Sachs Lending Partners LLC, as Attorney and Valeant Canada LP, as Issuer.

V. Third Amended and Restated Credit and Guaranty Agreement (February 13, 2012)

United States

70.	Amendment No 1. To Second Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2012, by and among Valeant Pharmaceuticals International, Inc. (“Borrower”), certain Subsidiaries of Borrower, as guarantors, the Lenders party thereto from time to time and Goldman Sachs Lending Partners LLC as administrative agent, swing line lender and collateral agent.

71.	Third Amended and Restated Credit and Guaranty Agreement, dated as of February 13, 2012, by and among Valeant Pharmaceuticals International, Inc. (“Borrower”), certain Subsidiaries of Borrower, as guarantors, the Lenders party thereto from time to time and Goldman Sachs Lending Partners LLC as administrative agent and collateral agent.

72.	Second Amended and Restated Pledge and Security Agreement, dated as of February 13, 2012, among signatories party thereto from time to time and Goldman Sachs Lending Partners LLC as collateral agent for the Secured Parties.

73.	Notification and Control Agreement, dated as of March 22, 2012, by and among Valeant Pharmaceuticals International, as Pledgor, SunTrust Robinson Humphrey, Inc, in its capacity as securities intermediary and Goldman Sachs Lending Partners LLC, in its capacity as collateral agent.

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74.	Amendment No. 1 to Third Amended and Restated Credit and Guaranty Agreement, dated as of March 6, 2012, by and among Valeant Pharmaceuticals International, Inc., as Borrower, Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent, and the Requisite Lenders.

Canada

75.	Amendment No. 1, dated as of February 23, 2012, to Blocked Accounts Agreement, dated as of June 29, 2011, between Valeant Pharmaceuticals International, Inc., as Customer, Goldman Sachs Lending Partners LLC, as Secured Party, and The Toronto-Dominion Bank, as Bank.

76.	Confirmation of Guarantee and Security, dated as of February 13, 2012, by and among Valeant Pharmaceuticals International, Inc., Valeant Canada GP Limited, Valeant Canada LP, V-BAC Holding Corp., and Goldman Sachs Lending Partners LLC, as Collateral Agent and as Administrative Agent.

Barbados

77.	Debenture / Mortgage, dated as of February 13, 2012, by and among Hythe Property Incorporated and Goldman Sachs Lending Partners LLC, as Collateral Agent.

78.	Deed of Guarantee, dated as of February 13, 2012, by and among Valeant Holdings (Barbados) SRL, Valeant International (Barbados) SRL, Biovail Laboratories International (Barbados) SRL, Hythe Property Incorporated, and Goldman Sachs Lending Partners LLC, as Administrative Agent.

Luxembourg

79.	Amended and Restated Share Pledge Agreement, dated as of February 13, 2012, between Valeant Pharmaceuticals International, Inc. as Pledgor, Goldman Sachs Lending Partners LLC, acting as Administrative Agent and Collateral Agent, as Pledgee and Biovail International S.à r.l., the Company.

80.	Amended and Restated Accounts Pledge Agreement, dated as of February 13, 2012, between Biovail International S.à r.l. as Pledgor and Goldman Sachs Lending Partners LLC, acting as Administrative Agent and Collateral Agent, as Pledgee.

81.	Amendment and Restatement Agreement to Share Pledge Agreement, dated as of February 13, 2012, between Valeant Pharmaceuticals International, Inc. as Pledgor, Goldman Sachs Lending Partners LLC, acting as Administrative Agent and Collateral Agent, as Pledgee and Biovail International S.à r.l., the Company.

82.	Amendment and Restatement Agreement to Accounts Pledge Agreement, dated as of February 13, 2012, between Biovail International S.à r.l. as Pledgor and Goldman Sachs Lending Partners LLC, acting as Administrative Agent and Collateral Agent, as Pledgee.

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VI. iNova Pharmaceuticals (Australia) Pty Limited Joinder (February 13, 2012)

United States

83.	Counterpart Agreement, dated as of February 13, 2012, among the undersigned thereby.

84.	Supplement to Contribution Agreement, dated as of February 13, 2012, among the New Guarantors and Goldman Sachs Lending Partners LLC, as Administrative Agent.

Australia

85.	Equitable Mortgage of Shares, dated as of February 13, 2012, by and among Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC, as Collateral Agent over shares of Valeant Holdco 2 Pty Limited.

86.	Fixed and Floating Charge, dated as of February 13, 2012, by and among iNova Pharmaceuticals (Australia) Pty Limited (ACN 000 222 408), as Chargor and Goldman Sachs Lending Partners LLC, as Chargee.

87.	Fixed and Floating Charge, dated as of February 13, 2012, by and among iNova Sub Pty Limited (ACN 134 398 815), as Chargor and Goldman Sachs Lending Partners LLC, as Chargee.

88.	Fixed and Floating Charge, dated as of February 13, 2012, by and among Valeant Holdco 2 Pty Ltd (ACN 154 341 367), as Chargor and Goldman Sachs Lending Partners LLC, as Chargee.

89.	Fixed and Floating Charge, dated as of February 13, 2012, by and among Wirra Holdings Pty Limited (ACN 122 216 577), as Chargor and Goldman Sachs Lending Partners LLC, as Chargee.

90.	Fixed and Floating Charge, dated as of February 13, 2012, by and among Wirra IP Pty Limited (ACN 122 536 350), as Chargor and Goldman Sachs Lending Partners LLC, as Chargee.

91.	Fixed and Floating Charge, dated as of February 13, 2012, by and among Wirra Operations Pty Limited (ACN 122 250 088), as Chargor and Goldman Sachs Lending Partners LLC, as Chargee.

VII. Tax Reorganization (July 3, 2012)

United States

92.	Counterpart Agreement, dated as of July 3, 2012, among the undersigned thereby.

93.	Supplement to Contribution Agreement, dated as of July 3, 2012, among the New Guarantors and the Administrative Agent.

94.	Supplement No. 1 to Patent Security Agreement, dated as of July 3, 2012, by Valeant Pharmaceuticals International, as Grantor.

95.	Supplement No. 1 to Trademark Security Agreement, dated as of July 3, 2012, among Aton Pharma, Inc., Dow Pharmaceutical Sciences, Inc., Valeant Pharmaceuticals North America, LLC, as Grantors and Goldman Sachs Lending Partners LLC, as Collateral Agent.

96.	Supplemental Patent Security Agreement, dated as of July 3, 2012, among Valeant International Bermuda, Valeant Laboratories International Bermuda and Goldman Sachs Lending Partners LLC, as Collateral Agent.

97.	Patent Security Agreement, dated as of July 3, 2012, among Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC, as Collateral Agent.

Canada

98.	Canadian Intellectual Property Security Agreement, dated as of July 3, 2012, among Valeant Pharmaceuticals International, Inc., as Grantor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

Barbados

99.	Deed of Guarantee, dated as of July 3, 2012, among Valeant Holdings (Barbados) SRL, Valeant Pharmaceuticals Holdings (Barbados) SRL, Hythe Property Incorporate and Goldman Sachs Lending Partners LLC, as Administrative Agent.

Bermuda

100.	Deed of Charge, dated as of July 3, 2012, among Valeant Pharmaceuticals Holdings Bermuda, as Chargor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

101.	Deed of Charge, dated as of July 3, 2012, among Valeant International Bermuda, as Chargor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

102.	Deed of Charge, dated as of July 3, 2012, among Valeant Laboratories International Bermuda, as Chargor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

103.	Deed of Charge, dated as of July 3, 2012, among Valeant Pharmaceuticals Nominee Bermuda, as Chargor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

104.	Share Charge, dated as of July 3, 2012, among Valeant Pharmaceuticals Holdings (Barbados) SRL, as Chargor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

105.	Share Charge, dated as of July 3, 2012, among Valeant International Bermuda, as Chargor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

106.	Share Charge, dated as of July 3, 2012, among Valeant Holdings (Barbados) SRL, as Chargor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

Luxembourg

107.	Share Pledge Agreement, dated as of July 3, 2012, between Valeant International Bermuda (f/k/a/ Valeant International (Barbados)) SRL, as Pledgor, Goldman Sachs Lending Partners LLC, acting as Administrative Agent and Collateral Agent, as Pledgee and Valeant Pharmaceuticals Luxembourg S.à r.l., the Company.

108.	Account Pledge Agreement, dated as of August 2, 2012, between Valeant Pharmaceuticals Luxembourg S.à r.l. as Pledgor and Goldman Sachs Lending Partners LLC, acting as Administrative Agent and Collateral Agent, as Pledgee

Ireland

109.	Debenture, Fixed and Floating Charges, dated as of July 3, 2012, between Valeant Pharmaceuticals Ireland and Goldman Sachs Lending Partners LLC.

110.	Irish Guarantee, dated as of July 3, 2012, between Valeant Pharmaceuticals Ireland Limited and Goldman Sachs Lending Partners LLC.

VIII. Incremental Facility (June 14, 2012)

United States

111.	Joinder Agreement, dated as of June 14, 2012, among certain financial institutions party thereto, Valeant Pharmaceuticals International, Inc., undersigned subsidiaries of Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

IX. Incremental Facility (July 9, 2012)

United States

112.	Joinder Agreement, dated as of July 9, 2012, among certain financial institutions party thereto, Valeant Pharmaceuticals International, Inc., undersigned subsidiaries of Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

X. OraPharma Subsidiary Joinder (August 2, 2012)

United States

113.	Counterpart Agreement, dated as of August 2, 2012, among OraPharma, Inc., OraPharma Topco Holdings, Inc. and Goldman Sachs Lending Partners LLC, as Administrative Agent.

114.	Supplement to Contribution Agreement, dated as of August 2, 2012, among OraPharma, Inc., OraPharma Topco Holdings, Inc. and Goldman Sachs Lending Partners LLC, as Administrative Agent.

115.	Pledge Supplement, dated as of August 2, 2012, among OraPharma, Inc., OraPharma Topco Holdings, Inc. and Goldman Sachs Lending Partners LLC, as Collateral Agent.

116.	Patent Security Agreement, dated as of August 2, 2012, among OraPharma, Inc. and Goldman Sachs Lending Partners LLC, as Collateral Agent.

117.	Trademark Security Agreement, dated as of August 2, 2012, among OraPharma, Inc. and Goldman Sachs Lending Partners LLC, as Collateral Agent.

118.	Control Agreement for Deposit Accounts, dated as of August 24, 2012, among Goldman Sachs Lending Partners LLC, as Collateral Agent, OraPharma, Inc., as Debtor, and Regions Bank, as Bank.

XI. Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement (September 10, 2012)

United States

119.	Amendment No. 2 to Third Amended and Restated Credit and Guaranty Agreement, dated as of September 10, 2012, among Valeant Pharmaceuticals International, Inc., as Borrower, the Guarantors, Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent and the Requisite Lenders.

XII. Incremental Facility (September 11, 2012)

United States

120.	Joinder Agreement, dated as of September 11, 2012, among the financial institutions party thereto, Valeant Pharmaceuticals International, Inc., as Borrower, the undersigned subsidiaries of the Borrower and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

XIII. Incremental Facility (October 2, 2012)

United States

121.	Joinder Agreement, dated as of October 2, 2012, among the financial institutions party thereto, Valeant Pharmaceuticals International, Inc., as Borrower, the undersigned subsidiaries of the Borrower and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

XIV. Medicis Incremental Facility (December 11, 2012)

United States

122.	Joinder Agreement, dated as of December 11, 2012, among the financial institutions party thereto, as New Term Loan Lender, Valeant Pharmaceuticals International, Inc., as Borrower, the undersigned Subsidiaries of Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

XV. Amendment No. 3 to Third Amended and Restated Credit and Guaranty Agreement (January 24, 2013)

United States

123.	Amendment No. 3 to Third Amended and Restated Credit and Guaranty Agreement, dated as of January 24, 2013, among Valeant Pharmaceuticals International, Inc., as Borrower, the Guarantors, Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent and the financial institutions party thereto and Requisite Lenders.

XVI. Amendment No. 4 to Third Amended and Restated Credit and Guaranty Agreement (February 21, 2013)

United States

124.	Amendment No. 4 to Third Amended and Restated Credit and Guaranty Agreement, dated as of February 21, 2013, among Valeant Pharmaceuticals International, Inc., as Borrower, the Guarantors, Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent, the financial institutions party thereto and Requisite Lenders.

Canada

125.	Confirmation of Guarantee and Security, dated as of February 21, 2013, among Goldman Sachs Lending Partners LLC, as Collateral Agent, Goldman Sachs Lending Partners LLC, as Administrative Agent, Valeant Pharmaceuticals International, Inc., Valeant Canada GP Limited and Valeant Canada LP, V-BAC Holding Corp.

126.	Pledge of debenture agreement dated February 14, 2013 between V-BAC Holding Corp. and Goldman Sachs Lending Partners LLC.

127.	Deed of hypothec and issue of debentures dated February 14, 2013 between V-BAC Holding Corp. and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the Register-of Personal and Movable Real Rights under number 13-0113567-0001.

XVII. Medicis Pharmaceutical Corporation Subsidiary Joinder (April 23, 2013)

United States

128.	Counterpart Agreement, dated as of April 23, 2013, among Medicis Pharmaceutical Corporation and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

129.	Supplement to Contribution Agreement, dated as of April 23, 2013, among Medicis Pharmaceutical Corporation and Goldman Sachs Lending Partners LLC, as Administrative Agent.

130.	Pledge Supplement, dated as of April 23, 2013, among Medicis Pharmaceutical Corporation and Goldman Sachs Lending Partners LLC, as Collateral Agent.

131.	Trademark Security Agreement, dated as of April 23, 2013, among Medicis Pharmaceutical Corporation as Grantor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

132.	Patent Security Agreement, dated as of April 23, 2013, among Medicis Pharmaceutical Corporation, as Grantor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

133.	Copyright Security Agreement, dated as of April 23, 2013, among Medicis Pharmaceutical Corporation, as Grantor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

XVIII. Amendment No. 5 to Third Amended and Restated Credit and Guaranty Agreement (June 6, 2013)

United States

134.	Amendment No. 5 to Third Amended and Restated Credit and Guaranty Agreement, dated as of June 6, 2013, among Valeant Pharmaceuticals International, Inc., as Borrower, the Guarantors, Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent and the Requisite Lenders.

XIX. Amendment No. 6 to Third Amended and Restated Credit and Guaranty Agreement (June 26, 2013)

United States

135.	Amendment No. 6 to Third Amended and Restated Credit and Guaranty Agreement, dated as of June 26, 2013, among Valeant Pharmaceuticals International, Inc., as Borrower, the Guarantors, Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent and the Requisite Lenders.

Canada

136.	Confirmation of Guarantee and Security, dated as of July 15, 2013, among Goldman Sachs Lending Partners LLC, as Collateral Agent, Goldman Sachs Lending Partners LLC, as Administrative Agent, Valeant Pharmaceuticals International, Inc., Valeant Canada GP Limited, Valeant Canada LP and Valeant Holding Corp.

137.	Deed of hypothec and issue of debentures dated June 27, 2013 between Valeant Canada GP Limited and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the Register-of Personal and Movable Real Rights under number 13-0555854-0003.

138.	Deed of hypothec and issue of debentures dated June 27, 2013 between Valeant Canada LP and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the Land Registry Office for the Registration Division of Montreal under number 20 072 874 and at the Register-of Personal and Movable Real Rights under number 13-0555854-0002.

139.	Deed of hypothec and issue of debentures dated June 27, 2013 between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the Land Registry Office for the Registration Division of Laval under number 20 075 092 and at the Register-of Personal and Movable Real Rights under number 13-0555854-0001.

140.	Deed of hypothec and issue of debentures dated June 27, 2013 between V-BAC Holding Corp. and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the Register-of Personal and Movable Real Rights under number 13-0555854-0004.

141.	Pledge of debenture agreement dated June 27, 2013 between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC.

142.	Pledge of debenture agreement dated June 27, 2013 between Valeant Canada LP and Goldman Sachs Lending Partners LLC.

143.	Pledge of debenture agreement dated June 27, 2013 between Valeant Canada GP Limited and Goldman Sachs Lending Partners LLC.

144.	Pledge of debenture agreement dated June 27, 2013 between V-BAC Holding Corp. and Goldman Sachs Lending Partners LLC.

145.	Third amended and restated securities control agreement dated June 27, 2013 between Valeant Pharmaceuticals International, Inc., Valeant Canada LP and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir, with respect to the interest of Valeant Pharmaceuticals International, Inc. in Valeant Canada LP.

146.	Third amended and restated securities control agreement dated June 27, 2013 between Valeant Canada GP Limited, Valeant Canada LP and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir, with respect to the interest of Valeant Canada GP Limited in Valeant Canada LP.

XX. Obagi Medical Products, Inc. Joinder (July 26, 2013)

United States

147.	Counterpart Agreement, dated as of July 26, 2013, among Obagi Medical Products, Inc., OMP, Inc. and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

148.	Supplement to Contribution Agreement, dated as of July 26, 2013, among Obagi Medical Products, Inc., OMP, Inc. and Goldman Sachs Lending Partners LLC, as Administrative Agent.

149.	Pledge Supplement, dated as of July 26, 2013, among Obagi Medical Products, Inc., OMP, Inc. and Goldman Sachs Lending Partners LLC, as Collateral Agent.

150.	Trademark Security Agreement, dated as of July 26, 2013, among OMP, Inc., as Grantor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

151.	Trademark Security Agreement, dated as of July 26, 2013, among Obagi Medical Products, Inc. as Grantor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

152.	Patent Security Agreement, dated as of July 26, 2013, among OMP, Inc., as Grantor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

153.	Copyright Security Agreement, dated as of July 26, 2013, among OMP, Inc., as Grantor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

XXI. Term Loan Joinders (August 5, 2013)

United States

154.	Joinder Agreement in connection with the Series A-2 Tranche Term Loans, dated as of August 5, 2013, by and among the financial institutions party thereto, as New Term Loan Lenders, Valeant Pharmaceuticals International, Inc., as Borrower, the undersigned subsidiaries of Valeant Pharmaceuticals International, Inc. party thereto and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

155.	Joinder Agreement in connection with the Series E Tranche B Term Loans, dated as of August 5, 2013, by and among the financial institutions party thereto, as New Term Loan Lenders, Valeant Pharmaceuticals International, Inc., as Borrower, the undersigned subsidiaries of Valeant Pharmaceuticals International, Inc. party thereto and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

156.	Guaranty, dated as of August , 2013, between Valeant Pharmaceuticals International, Inc. and JPMorgan Chase Bank, N.A.

XXII. Bausch & Lomb Subsidiary Joinders (August 30, 2013)

United States

157.	Supplement to Contribution Agreement, dated as of August 30, 2013, among Bausch & Lomb Incorporated, Bausch & Lomb Holdings Incorporated and Goldman Sachs Lending Partners LLC, as Administrative Agent.

158.	Counterpart Agreement, dated as of August 30, 2013, among Bausch & Lomb Incorporated, Bausch & Lomb Holdings Incorporated and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

159.	Pledge Supplement, dated as of August 30, 2013, among Bausch & Lomb Incorporated, Bausch & Lomb Holdings Incorporated and Goldman Sachs Lending Partners LLC, as Collateral Agent.

160.	Trademark Security Agreement, dated as of August 30, 2013, among Bausch & Lomb Incorporated, as Grantor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

161.	Patent Security Agreement, dated as of August 30, 2013, among Bausch & Lomb Incorporated, as Grantor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

162.	Copyright Security Agreement, dated as of August 30, 2013, among Bausch & Lomb Incorporated, as Grantor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

XXIII. Australian and Maryland Subsidiary Joinders (September 9, 2013)

United States

163.	Supplement to Contribution Agreement, dated as of September 9, 2013, among Ucyclyd Pharma, Inc. and Goldman Sachs Lending Partners LLC, as Administrative Agent.

164.	Counterpart Agreement, dated as of September 9, 2013, among Ucyclyd Pharma, Inc. and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

165.	Supplement to Contribution Agreement, dated as of September 9, 2013, among Valeant Pharmaceuticals Australasia Pty Limited, DermaTech Pty Limited, Private Formula International Holdings Pty Ltd, Private Formula International Pty Ltd, Ganehill Pty Ltd and Goldman Sachs Lending Partners LLC, as Administrative Agent.

166.	Counterpart Agreement, dated as of September 9, 2013, among Valeant Pharmaceuticals Australasia Pty Limited, DermaTech Pty Limited, Private Formula International Holdings Pty Ltd, Private Formula International Pty Ltd, Ganehill Pty Ltd and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

167.	Pledge Supplement, dated as of September 9, 2013, between Ucyclyd Pharma, Inc. and Goldman Sachs Lending Partners LLC, as Collateral Agent.

168.	Trademark Security Agreement, dated September 9, 2013, by Ucyclyd Pharma, Inc., in favor of Goldman Sachs Lending Partners LLC, as collateral agent for the Secured Parties.

169.	Trademark Security Agreement, dated September 9, 2013, by Ganehill Pty Ltd. in favor of Goldman Sachs Lending Partners LLC, as collateral agent for the Secured Parties.

Australia

170.	Fixed and Floating Charge, dated as of September 9, 2013, by and among Valeant Pharmaceuticals Australasia Pty Limited (ACN 001 083 352), as Chargor and Goldman Sachs Lending Partners LLC, as Chargee.

171.	Fixed and Floating Charge, dated as of September 9, 2013, by and among DermaTech Pty Ltd (ACN 003 982 161), as Chargor and Goldman Sachs Lending Partners LLC, as Chargee.

172.	Fixed and Floating Charge, dated as of September 9, 2013, by and among Ganehill Pty Limited (ACN 065 261 538), as Chargor and Goldman Sachs Lending Partners LLC, as Chargee.

173.	Fixed and Floating Charge, dated as of September 9, 2013, by and among Private Formula International Holdings Pty Ltd (ACN 095 450 918), as Chargor and Goldman Sachs Lending Partners LLC, as Chargee.

174.	Fixed and Floating Charge, dated as of September 9, 2013, betw by and among Private Formula International Pty Ltd (ACN 095 451 442), as Chargor and Goldman Sachs Lending Partners LLC, as Chargee.

XXIV. Polish and Dutch Subsidiary Joinders (September 17, 2013)

United States

175.	Supplement to Contribution Agreement, dated as of September 17, 2013, among Valeant Europe B.V., Przedsiebiorstwo Farmaceutyczne Jelfa S.A., as New Guarantors and Goldman Sachs Lending Partners LLC, as Administrative Agent.

176.	Counterpart Agreement, dated as of September 17, 2013, among Valeant Europe B.V., Przedsiebiorstwo Farmaceutyczne Jelfa S.A. and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

Poland

177.	Mortgage Deed executed by Przedsiębiorstwo Farmaceutyczne JELFA S.A, dated as of September 17, 2013.

178.	Polish Law Submission to Enforcement of Valeant Europe B.V., dated as of September 17, 2013.

179.	Polish Law Submission to Enforcement of Przedsiębiorstwo Farmaceutyczne JELFA S.A, dated as of September 17, 2013.

180.	Agreement for the registered pledge and the financial pledge over shares in “Emo-Farm” sp. z o.o., dated as of September 17, 2013 by and between Przedsiebiorstwo Farmaceutyczne Jelfa S.A. and Goldman Sachs Lending Partners LLC.

181.	Agreement for the registered pledge and the financial pledge over shares in “Valeant” sp. z o.o., dated as of September 17, 2013 by and between Valeant Europe B.V. and Goldman Sachs Lending Partners LLC.

182.	Agreement for the Registered and Financial Pledge over the Investment Certificates issued by Ipopema 73 Fundusz Inwestycyjny Zamkniety Aktywow Niepublicznych, dated as of September 17, 2013 by and between Valeant Europe B.V. and Goldman Sachs Lending Partners LLC.

183.	Agreement for the financial pledges over the bank accounts of Przedsiebiorstwo Farmaceutyczne Jelfa S.A., dated as of September 17, 2013 by and between Przedsiebiorstwo Farmaceutyczne Jelfa S.A. and Goldman Sachs Lending Partners LLC.

184.	Agreement for the registered pledges over the bank accounts of Przedsiebiorstwo Farmaceutyczne Jelfa S.A., dated as of September 17, 2013 by and between Przedsiebiorstwo Farmaceutyczne Jelfa S.A. and Goldman Sachs Lending Partners LLC.

185.	Agreement for the registered pledge over the collection of assets of Przedsiebiorstwo Farmaceutyczne Jelfa S.A., dated as of September 17, 2013 by and between Przedsiebiorstwo Farmaceutyczne Jelfa S.A. and Goldman Sachs Lending Partners LLC.

186.	Agreement for the security assignment of rights, dated as of September 17, 2013 by and between Przedsiebiorstwo Farmaceutyczne Jelfa S.A. and Goldman Sachs Lending Partners LLC.

The Netherlands

187.	Deed of Pledge (Valeant Europe B.V.), dated as of September 17, 2013, and as corrected as of September 5, 2014, among Biovail International S.à r.l., Przedsiebiorstwo Farmaceutyczne Jelfa S.A., Valeant Europe B.V. and Goldman Sachs Lending Partners LLC.

188.	Deed of Pledge (Bausch+Lomb OPS B.V.), dated December 23, 2013, among Valeant Holdings Ireland, Goldman Sachs Lending Partners LLC and Bausch+Lomb OPS B.V.

XXV. Amendment No. 7 to Third Amended and Restated Credit and Guaranty Agreement (September 17, 2013)

United States

189.	Amendment No. 7 to Third Amended and Restated Credit and Guaranty Agreement, dated as of September 17, 2013, among Valeant Pharmaceuticals International, Inc., as Borrower, the Guarantors, Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent and the other Lenders party thereto.

Canada

190.	Confirmation of Guarantee and Security, dated as of September 17, 2013, to Goldman Sachs Lending Partners LLC, in its capacity as collateral agent for the benefit of the Secured Parties, granted by Valeant Pharmaceuticals International, Inc., Valeant Canada GP Limited, Valeant Canada LP and V-BAC Holding Corp.

XXVI. Polish Subsidiary Joinders (September 24, 2013)

United States

191.	Supplement to Contribution Agreement, dated as of September 24, 2013, among Valeant sp. z o.o., VP Valeant spółka z ograniczoną odpowiedzialnością sp.j. and Goldman Sachs Lending Partners LLC, as Administrative Agent.

192.	Counterpart Agreement, dated as of September 24, 2013, among Valeant sp. z o.o., VP Valeant spółka z ograniczoną odpowiedzialnością sp.j. and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

Poland

193.	Polish Law Submission to Enforcement of Valeant sp. z o.o., dated as of September 24, 2013.

194.	Agreement for the registered pledge over the collection of assets in Valeant sp. z o.o., dated as of September 24, 2013 by and between Valeant sp. z o.o. and Goldman Sachs Lending Partners LLC.

195.	Agreement for the financial pledges over the bank accounts of Valeant sp. z o.o., dated as of September 24, 2013 by and between Valeant sp. z o.o. and Goldman Sachs Lending Partners LLC.

196.	Agreement for the registered pledges over the bank accounts of Valeant sp. z o.o., dated as of September 24, 2013 by and between Valeant sp. z o.o. and Goldman Sachs Lending Partners LLC.

197.	Polish Law Submission to Enforcement of VP Valeant spółka z ograniczoną odpowiedzialnością sp.j., dated as of September 24, 2013.

198.	Agreement for the registered pledge over the collection of assets of VP Valeant spółka z ograniczoną odpowiedzialnością sp.j., dated as of September 24, 2013 by and between VP Valeant spółka z ograniczoną odpowiedzialnością sp.j. and Goldman Sachs Lending Partners LLC.

199.	Agreement for the financial pledge over the bank account of VP Valeant spółka z ograniczoną odpowiedzialnością sp.j., dated as of September 24, 2013 by and between VP Valeant spółka z ograniczoną odpowiedzialnością sp.j. and Goldman Sachs Lending Partners LLC.

200.	Agreement for the registered pledge over the bank account of VP Valeant spółka z ograniczoną odpowiedzialnością sp.j., dated as of September 24, 2013 by and between VP Valeant spółka z ograniczoną odpowiedzialnością sp.j. and Goldman Sachs Lending Partners LLC.

201.	Agreement for the security assignment of rights, dated as of September 24, 2013 by and between VP Valeant spółka z ograniczoną odpowiedzialnością sp.j. and Goldman Sachs Lending Partners LLC.

XXVII. Brazilian Subsidiary Joinders (September 25, 2013)

United States

202.	Supplement to Contribution Agreement, dated as of September 25, 2013, among Labenne Participações Ltda., Probiótica Laboratórios Ltda. and Goldman Sachs Lending Partners LLC, as Administrative Agent.

203.	Counterpart Agreement, dated as of September 25, 2013, among Labenne Participações Ltda., Probiótica Laboratórios Ltda. and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

Brazil

204.	Quota Pledge Agreement, dated as of September 25, 2013, by and among Labenne Participações Ltda., as Pledgor, Goldman Sachs Lending Partners LLC, as Collateral Agent and Probiótica Laboratórios Ltda., as intervening party.

205.	Trademark Pledge Agreement, dated as of September 25, 2013, by and among Probiótica Laboratórios Ltda., in its capacity as Pledgor, and Goldman Sachs Lending Partners LLC, in its capacity as Collateral Agent.

206.	Quota Pledge Agreement, dated as of September 25, 2013, by and among Valeant Pharmaceuticals International, Inc., as Pledgor, Goldman Sachs Lending Partners LLC, as Collateral Agent, and Labenne Participações Ltda., as intervening party.

XXVIII. Bausch and Lomb Subsidiary Joinders (November 1, 2013)

United States

207.	Supplement to Contribution Agreement, dated as of November 1, 2013, among Bausch & Lomb International Inc., ISTA Pharmaceuticals, LLC, Technolas Perfect Vision, Inc., Bausch & Lomb Pharma Holdings Corp., Bausch & Lomb China, Inc., Bausch & Lomb Realty Corporation, Bausch & Lomb South Asia, Inc., Bausch & Lomb Technology Corporation, Iolab Corporation, RHC Holdings, Inc., Sight Savers Inc. and Goldman Sachs Lending Partners LLC, as Administrative Agent.

208.	Counterpart Agreement, dated as of November 1, 2013, among Bausch & Lomb International Inc., ISTA Pharmaceuticals, LLC, Technolas Perfect Vision, Inc., Bausch & Lomb Pharma Holdings Corp., Bausch & Lomb China, Inc., Bausch & Lomb Realty Corporation, Bausch & Lomb South Asia, Inc., Bausch & Lomb Technology Corporation, Iolab Corporation, RHC Holdings, Inc., Sight Savers Inc. and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

209.	Pledge Supplement, dated as of November 1, 2013, among Bausch & Lomb International Inc., ISTA Pharmaceuticals, LLC, Technolas Perfect Vision, Inc., Bausch & Lomb Pharma Holdings Corp., Bausch & Lomb China, Inc., Bausch & Lomb Realty Corporation, Bausch & Lomb South Asia, Inc., Bausch & Lomb Technology Corporation, Iolab Corporation, RHC Holdings, Inc., Sight Savers Inc. and Goldman Sachs Lending Partners LLC, as Collateral Agent.

210.	Trademark Security Agreement, dated November 1, 2013, by Bausch & Lomb Pharma Holdings Corp., in favor of Goldman Sachs Lending Partners LLC, as collateral agent for the Secured Parties.

211.	Patent Security Agreement, dated November 1, 2013, by Bausch & Lomb Pharma Holdings Corp., in favor of Goldman Sachs Lending Partners LLC, as collateral agent for the Secured Parties.

XXIX. AB Sanitas Subsidiary Joinder (October 21, 2013)

United States

212.	Supplement to Contribution Agreement, dated as of October 21, 2013, among AB Sanitas and Goldman Sachs Lending Partners LLC, as Administrative Agent.

213.	Counterpart Agreement, dated as of October 21, 2013, among AB Sanitas and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

Lithuania

214.	Company Mortgage Agreement dated October 21, 2013, over all the assets of AB Sanitas (the “Company”), executed between Valeant Pharmaceuticals International, Inc. (“Valeant”) as the debtor, the Company as the owner of the collateral and Goldman Sachs Lending Partners LLC as the creditor, registered with the Mortgage Register of the Republic of Lithuania on October 21, 2013 under ID No 20120130056526 securing performance of the obligations of Valeant arising from the Facilities Agreement.

215.	Share Pledge Agreement dated October 21, 2013 over 185,215 (one hundred eighty five thousand two hundred and fifteen) shares of AB Sanitas (the “Company”), constituting 0,6% (six tenth per cent) of the authorized and issued capital of the Company, which were additionally acquired by Valeant, executed between Valeant Pharmaceuticals International, Inc. (“Valeant”) as the debtor and the owner of the collateral and Goldman Sachs Lending Partners LLC as the creditor, registered with the Mortgage Register of the Republic of Lithuania on October 21, 2013 under ID No 20220130056528 securing performance of the obligations of Valeant arising from the Facilities Agreement.

216.	Share Pledge Bond No. 01220120007548, dated May 14, 2012 over 30,920,705 (thirty million nine hundred twenty thousand seven hundred and five) shares of AB Sanitas (the “Company”), constituting 99.4 % of the authorised and issued capital of the Company, registered with the Mortgage Register of the Republic of Lithuania on October 21, 2013 securing performance of the obligations of Valeant Pharmaceuticals International, Inc. arising from the Facilities Agreement, as amended on October 21, 2013.

Poland

217.	Agreement for the registered pledge and the financial pledge over shares in Przedsiebiorstwo Farmaceutyczne JELFA S.A., dated as of October 21, 2013 by and between Sanitas AB and Goldman Sachs Lending Partners LLC.

218.	Agreement for the Registered and Financial Pledge over the Investment Certificates issued by Ipopema 73 Fundusz Inwestycyjny Zamkniety Aktywow Niepublicznych, dated as of October 21, 2013 by and between Valeant Europe B.V. and Goldman Sachs Lending Partners LLC.

219.	Notarial protocol regarding the deposit of shares of Przedsiębiorstwo Farmaceutyczne JELFA S.A. executed on behalf of Sanitas AB and Goldman Sachs Lending Partners LLC, dated as of October 21, 2013.

220.	Polish Law Submission to Enforcement of Sanitas AB, dated as of October 21, 2013.

XXX. Valeant Sp. z o.o. sp.j. Joinder (November 22, 2013)

United States

221.	Supplement to Contribution Agreement, dated as of November 22, among Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC, as Administrative Agent.

222.	Counterpart Agreement, dated as of November 22, 2013, among Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

Poland

223.	Agreement for registered pledges over protection rights over trademarks of Valeant Sp. z o.o. sp.j. between Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC, dated as of November 22, 2013.

224.	Agreement for registered pledges over bank accounts of Valeant Sp. z o.o. sp.j. between Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC dated as of November 22, 2013.

225.	Agreement for financial pledges over bank accounts of Valeant Sp. z o.o. sp.j. between Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC, dated as of November 22, 2013.

226.	Agreement for registered pledge over collection of assets of Valeant Sp. z o.o. sp.j. between Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC, dated as of November 22, 2013.

227.	Agreement for security assignment of rights between Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC, dated as of November 22, 2013.

228.	Polish Law Submission to Enforcement by Valeant Sp. z o.o. sp. j. , dated as of November 22, 2013.

XXXI. VRX Holdco Inc. Joinder (December 13, 2013)

United States

229.	Supplement to Contribution Agreement, dated as of December 13, 2013, among VRX Holdco Inc. and Goldman Sachs Lending Partners LLC, as Administrative Agent.

230.	Counterpart Agreement, dated as of December 13, 2013, among VRX Holdco Inc. and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

231.	Pledge Supplement, dated as of December 13, 2013, among VRX Holdco Inc. and Goldman Sachs Lending Partners LLC, as Collateral Agent.

XXXII. Amendment No. 8 to Third Amended and Restated Credit and Guaranty Agreement and Subsidiary Joinders (December 20, 2013)

United States

232.	Amendment No. 8 to Third Amended and Restated Credit and Guaranty Agreement, dated as of December 20, 2013, among Valeant Pharmaceuticals International, Inc., as Borrower, the Guarantors, Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent and the other Lenders party thereto.

233.	Supplement to Contribution Agreement, dated as of December 20, 2013, among Valeant Holdings Ireland and Goldman Sachs Lending Partners LLC, as Administrative Agent.

234.	Counterpart Agreement, dated as of December 20, 2013, among Valeant Holdings Ireland and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

235.	Supplement to Contribution Agreement, dated as of December 20, 2013, among Bausch & Lomb B.V., Bausch & Lomb OPS B.V. and Goldman Sachs Lending Partners LLC, as Administrative Agent.

236.	Counterpart Agreement, dated as of December 20, 2013, among Bausch & Lomb B.V., Bausch & Lomb OPS B.V. and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

237.	Supplement to Contribution Agreement, dated as of December 20, 2013, among Valeant International Luxembourg S.à r.l., Bausch & Lomb Luxembourg S.à r.l. and Goldman Sachs Lending Partners LLC, as Administrative Agent.

238.	Counterpart Agreement, dated as of December 20, 2013, among Valeant International Luxembourg S.à r.l., Bausch & Lomb Luxembourg S.à r.l. and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

239.	Trademark Security Agreement, dated December 20, 2013, by Bausch & Lomb B.V., in favor of Goldman Sachs Lending Partners LLC, as collateral agent for the Secured Parties.

Brazil

240.	First Amendment to Trademark Pledge Agreement, dated as of December 20, 2013, by and among Probiótica Laboratórios Ltda., as Pledgor, and Goldman Sachs Lending Partners LLC, as Collateral Agent.

241.	First Amendment to the Quota Pledge Agreement, dated as of December 20, 2013, by and among Labenne Participações Ltda., as Pledgor, Goldman Sachs Lending Partners LLC, as Collateral Agent, and Probiótica Laboratórios Ltda., as intervening party.

242.	First Amendment to the Quota Pledge Agreement, dated as of December 20, 2013, by and among Valeant Pharmaceuticals International, Inc., as Pledgor, Goldman Sachs Lending Partners LLC, as Collateral Agent, and Labenne Participações Ltda. and Valeant Europe B.V., as intervening party.

Bermuda

243.	Amendment by Share Charge, dated as of December 20, 2013, between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC.

244.	Amendment by Share Charge dated as of December 31, 2013 between Valeant International Luxembourg S.à r.l.and Goldman Sachs Lending Partners LLC.

245.	Amendment by Share Charge, dated as of December 31, 2013, among Valeant Holdings Ireland and Goldman Sachs Lending Partners LLC.

Canada

246.	Confirmation of Guarantee and Security, dated as of December 20, 2013, to Goldman Sachs Lending Partners LLC, in its capacity as collateral agent for the benefit of the Secured Parties, granted by Valeant Pharmaceuticals International, Inc., Valeant Canada GP Limited, Valeant Canada LP and V-BAC Holding Corp.

Luxembourg

247.	Confirmation Amendment and Restatement Agreement, dated as of December 20, 2013, to Share Pledge Agreement, dated as of July 3, 2012, between Valeant International Bermuda and Goldman Sachs Lending Partners LLC.

248.	Share Pledge Agreement, dated as of December 20, 2013, between Bausch & Lomb B.V., as Pledgor, Goldman Sachs Lending Partners LLC, acting as Administrative Agent and Collateral Agent, as Pledgee and Bausch & Lomb Luxembourg S.à r.l., the Company.

249.	First Amended and Restated Share Pledge Agreement, dated as of December 20, 2013, between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC on the shares of Valeant International Luxembourg S.à r.l., Valeant Pharmaceuticals Luxembourg S.à r.l., Bausch & Lomb B.V. and Valeant Holdings Ireland.

250.	Share Pledge Agreement, dated as of December 20, 2013, between Valeant Pharmaceuticals International, Inc., as Pledgor, Goldman Sachs Lending Partners LLC, acting as Administrative Agent and Collateral Agent, as Pledgee and Valeant International Luxembourg S.à r.l., the Company.

251.	Assignment and Amendment Agreement dated January 8, 2014, by and among Valeant Holdings Ireland (as Pledgor and as Transferor), Valeant Holdings Ireland, Luxembourg Branch (as new “ledgor and Transferee), Valeant Pharmaceuticals Luxembourg S.a.r.l. and Goldman Sachs Lending Partners, LLC.

252.	Second Amended and Restated Agreement to Luxembourg Share Pledge Agreement dated January 8, 2014, by and among Valeant Holdings Ireland, Luxembourg Branch (Pledgor) and Goldman Sachs Lending Partners LLC (Pledgee).

Ireland

253.	Debenture, Fixed and Floating Charges, dated as of December 20, 2013, between Valeant Holdings Ireland, as Chargor and Goldman Sachs Lending Partners LLC, as Collateral Agent.

254.	Guarantee and Indemnity, dated as of December 20, 2013, among Valeant Holdings Ireland, as Guarantor and Goldman Sachs Lending Partners LLC, as Administrative Agent.

XXXIII. Term Loan Joinders (February 6, 2014)

United States

255.	Joinder Agreement in connection with the Series A-3 Tranche A Term Loans, dated as of February 6, 2014, by and among the financial institutions party thereto, as New Term Loan Lenders, Valeant Pharmaceuticals International, Inc., as Borrower, the undersigned subsidiaries of Valeant Pharmaceuticals International, Inc. party thereto and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

256.	Joinder Agreement in connection with the Series E-1 Tranche E Term Loans, dated as of February 6, 2014, by and among the financial institutions party thereto, as New Term Loan Lenders, Valeant Pharmaceuticals International, Inc., as Borrower, the undersigned subsidiaries of Valeant Pharmaceuticals International, Inc. party thereto and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

Canada

257.	Confirmation of Guarantee and Security, dated as of February 6, 2014, to Goldman Sachs Lending Partners LLC, as Collateral Agent and Administrative Agent, granted by Valeant Pharmaceuticals International, Inc., Valeant Canada GP Limited, Valeant Canada LP and V-BAC Holding Corp.

XXXIV. 2014 Subsidiary Joinders

United States

258.	Supplement to Contribution Agreement, dated as of February 6, 2014, among Laboratoire Chauvin S.A.S., Bausch & Lomb France S.A.S., BCF S.A.S., Chauvin Opsia S.A.S., B.L.J. Company, Ltd. and Goldman Sachs Lending Partners LLC, as Administrative Agent.

259.	Counterpart Agreement, dated as of February 6, 2014, among Laboratoire Chauvin S.A.S., Bausch & Lomb France S.A.S., BCF S.A.S., Chauvin Opsia S.A.S., B.L.J. Company, Ltd. and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

260.	Patent Security Agreement, dated as of February 6, 2014, among Laboratoire Chauvin S.A.S. and Chauvin Opsia S.A.S., in favor of Goldman Sachs Lending Partners LLC, as collateral agent for the Secured Parties.

261.	Supplement to Contribution Agreement, dated as of March 7, 2014, among iNova Pharmaceuticals Proprietary Limited, PharmaSwiss d.o.o. Ljubljana, PharmaSwiss d.o.o. Beograd, Valeant Pharma Hungary LLC and Goldman Sachs Lending Partners LLC, as Administrative Agent.

262.	Counterpart Agreement, dated as of March 7, 2014, among iNova Pharmaceuticals Proprietary Limited, PharmaSwiss d.o.o. Ljubljana, PharmaSwiss d.o.o. Beograd, Valeant Pharma Hungary LLC and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

263.	Supplement to Contribution Agreement, dated as of May 22, 2014, among Bausch & Lomb U.K. Ltd., Bausch & Lomb (Australia) Pty Ltd, Valeant Pharmaceuticals New Zealand Limited, iNova Pharmaceuticals (Singapore) Pte Limited, Solta Medical, Inc., OnPharma Inc. and Goldman Sachs Lending Partners LLC, as Administrative Agent.

264.	Counterpart Agreement, dated as of May 22, 2014, among Bausch & Lomb U.K. Ltd., Bausch & Lomb (Australia) Pty Ltd, Valeant Pharmaceuticals New Zealand Limited, iNova Pharmaceuticals (Singapore) Pte Limited, Solta Medical, Inc., OnPharma Inc. and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

265.	Patent Security Agreement, dated May 22, 2014 by OnPharma Inc. in favor of Goldman Sachs Lending Partners LLC, as collateral agent for the Secured Parties.

266.	Trademark Security Agreement, dated May 22, 2014, by Onpharma Inc. in favor of Goldman Sachs Lending Partners LLC, as collateral agent for the Secured Parties.

267.	Copyright Security Agreement, dated May 22, 2014 by Solta Medical, Inc. in favor of Goldman Sachs Lending Partners LLC, as collateral agent for the Secured Parties.

268.	Patent Security Agreement, dated May 22, 2014 by Solta Medical, Inc. in favor of Goldman Sachs Lending Partners LLC, as collateral agent for the Secured Parties.

269.	Trademark Security Agreement, dated May 22, 2014, by Solta Medical, Inc. in favor of Goldman Sachs Lending Partners LLC, as collateral agent for the Secured Parties

270.	Pledge Supplement, dated as of May 22, 2014, among Solta Medical, Inc., Onpharma Inc. and Goldman Sachs Lending Partners LLC, as Collateral Agent.

271.	Supplement to Contribution Agreement, dated as of July 28, 2014, between Bausch & Lomb IOM S.P.A. and Goldman Sachs Lending Partners LLC, as Administrative Agent.

272.	Counterpart Agreement, dated as of July 28, 2014, between Bausch & Lomb IOM S.P.A. and Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent.

France

273.	Certificate of Pledge of Securities Agreement, dated as of February 6, 2014, signed by Chauvin Opsia

274.	Certificate of Pledge of Securities Agreement, dated as of February 6, 2014, signed by Bausch & Lomb France.

275.	Certificate of Pledge of Securities Agreement, dated as of February 6, 2014, signed by BCF SAS.

276.	Certificate of Pledge of Securities Agreement, dated as of February 6, 2014, signed by Laboratoire Chauvin.

277.	Declaration de Nantissement de Compte de Titres Financiers (French), dated as of February 6, 2014, by Bausch & Lomb France in relation to the pledge over the shares of Chauvin Opsia S.A.S.

278.	Declaration de Nantissement de Compte de Titres Financiers (French), dated as of February 6, 2014, by Bausch & Lomb France in relation to the pledge over the shares of Laboratoire Chauvin S.A.S.

279.	Declaration de Nantissement de Compte de Titres Financiers (French), dated as of February 6, 2014, by Bausch & Lomb Luxembourg S.à r.l. in relation to the pledge over the shares of BCF SAS.

280.	Declaration de Nantissement de Compte de Titres Financiers (French), dated as of February 6, 2014, by BCF SAS in relation to the pledge over the shares of Bausch & Lomb France.

281.	Convention de nantissement de droits de propriété industrielle (Industrial property pledge agreement) dated February 6, 2014 between Bausch & Lomb France as Constituant (pledgor) and Goldman Sachs Lending Partners LLC as Agent des Sûretés (collateral agent) acting in its own name as well as in the name of the other Beneficiaries, by which Bausch & Lomb France grants to the Beneficiaries a pledge over its industrial property assets.

282.	Convention de nantissement de droits de propriété industrielle (Industrial property pledge agreement) dated February 6, 2014 between Chauvin Opsia as Constituant (pledgor) and Goldman Sachs Lending Partners LLC as Agent des Sûretés (collateral agent) acting in its own name as well as in the name of the other Beneficiaries, by which Chauvin Opsia grants to the Beneficiaries a pledge over its industrial property assets.

283.	Convention de nantissement de droits de propriété industrielle (Industrial property pledge agreement) dated February 6, 2014 between Laboratoire Chauvin as Constituant (pledgor) and Goldman Sachs Lending Partners LLC as Agent des Sûretés (collateral agent) acting in its own name as well as in the name of the other Beneficiaries, by which Laboratoire Chauvin grants to the Beneficiaries a pledge over its industrial property assets.

284.	Convention de nantissement de comptes bancaires (Bank accounts pledge agreement) dated February 6, 2014 between Bausch & Lomb France as Constituant (pledgor) and Goldman Sachs Lending Partners LLC as Agent des Sûretés (collateral agent) acting in its own name as well as in the name of the other Beneficiaries, by which Bausch & Lomb France grants to the Beneficiaries a pledge over its bank accounts.

285.	Convention de nantissement de comptes bancaires (Bank accounts pledge agreement) dated February 6, 2014 between BCF as Constituant (pledgor) and Goldman Sachs Lending Partners LLC as Agent des Sûretés (collateral agent) acting in its own name as well as in the name of the other Beneficiaries, by which BCF grants to the Beneficiaries a pledge over its bank accounts.

286.	Convention de nantissement de comptes bancaires (Bank accounts pledge agreement) dated February 6, 2014 between Chauvin Opsia as Constituant (pledgor) and Goldman Sachs Lending Partners LLC as Agent des Sûretés (collateral agent) acting in its own name as well as in the name of the other Beneficiaries, by which Chauvin Opsia grants to the Beneficiaries a pledge over its bank accounts.

287.	Convention de nantissement de comptes bancaires (Bank accounts pledge agreement) dated February 6, 2014 between Laboratoire Chauvin as Constituant (pledgor) and Goldman Sachs Lending Partners LLC as Agent des Sûretés (collateral agent) acting in its own name as well as in the name of the other Beneficiaries, by which Laboratoire Chauvin grants to the Beneficiaries a pledge over its bank accounts.

288.	Securities account pledge agreement dated February 6, 2014 between Bausch & Lomb France as Pledgor and Goldman Sachs Lending Partners LLC as Collateral Agent acting in its own name as well as in the name of the other Beneficiaries, by which Bausch & Lomb France grants to the Beneficiaries a pledge over the shares it holds in Chauvin Opsia and its related déclaration de nantissement de comptes de titres financiers.

289.	Securities account pledge agreement dated February 6, 2014 between Bausch & Lomb France as Pledgor and Goldman Sachs Lending Partners LLC as Collateral Agent acting in its own name as well as in the name of the other Beneficiaries, by which Bausch & Lomb France grants to the Beneficiaries a pledge over the shares it holds in Laboratoire Chauvin and its related déclaration de nantissement de comptes de titres financiers.

290.	Securities account pledge agreement dated February 6, 2014 between Bausch & Lomb Luxembourg as Pledgor and Goldman Sachs Lending Partners LLC as Collateral Agent acting in its own name as well as in the name of the other Beneficiaries, by which Bausch & Lomb Luxembourg grants to the Beneficiaries a pledge over the shares it holds in BCF and its related déclaration de nantissement de comptes de titres financiers.

291.	Securities account pledge agreement dated February 6, 2014 between BCF as Pledgor and Goldman Sachs Lending Partners LLC as Collateral Agent acting in its own name as well as in the name of the other Beneficiaries, by which BCF grants to the Beneficiaries a pledge over the shares it holds in Bausch & Lomb France and its related déclaration de nantissement de comptes de titres financiers.

Japan

292.	Share Pledge Agreement, dated as of February 6, 2014, among Valeant Holdings Ireland, as Security Grantor, B.L.J. Company, Ltd., as Issuing Company, and Goldman Sachs Lending Partners LLC, as Collateral Agent.

Hungary

293.	Floating Charge Agreement concluded between Goldman Sachs Lending Partners, LLC as Collateral Agent and Valeant Pharma Hungary LLC, as chargor on March 7, 2014, incorporated in the notarial deed No. 11063/Ü/441/2014/3.

294.	Quota Charge Agreement originally concluded between GSLP, as Collateral Agent, Pharmaswiss SA, as chargor and Valeant Pharma Hungary LLC, as company on March 7, 2014, incorporated in the notarial deed No. 11063/Ü/441/2014/3, as amended on May 13, 2014 in the form of the notarial deed No. 11063/Ü/441/2014/4.

295.	Bank Accounts Charge Agreement concluded between GSLP, as Collateral Agent and Valeant Pharma Hungary LLC, as chargor on March 7, 2014, incorporated in the notarial deed No. 11063/Ü/441/2014/3, as amended on May 13, 2014 in the form of the notarial deed No. 11063/Ü/441/2014/4.

296.	Trademark Charge Agreement between GSLP, as Collateral Agent and Valeant Pharma Hungary LLC, as chargor on March 7, 2014, incorporated in the notarial deed No. 11063/Ü/441/2014/3, as amended on May 13, 2014 in the form of the notarial deed No. 11063/Ü/441/2014/4.

Ireland

297.	Supplemental Debenture, dated as of February 6, 2014, between Valeant Pharmaceuticals Ireland and Goldman Sachs Lending Partners LLC.

298.	Second Supplemental Debenture, Fixed and Floating Charges, dated as of May 22, 2014, between Valeant Pharmaceuticals Ireland and Goldman Sachs Lending Partners LLC.

299.	Supplemental Debenture, Fixed and Floating Charges, dated as of May 22, 2014, between Valeant Holdings Ireland and Goldman Sachs Lending Partners LLC.

Poland

300.	Agreement for Registered and Financial Pledges over the Investment Certificates issued by Ipopema 73 Fundusz Inwestycyjny Zamkniety Aktywow Niepublicznych, dated as of February 3, 2014, between Valeant Europe B.V. and Goldman Sachs Lending Partners.

301.	Agreement for Registered and Financial Pledges over the Investment Certificates issued by Ipopema 73 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych, dated as of August 22, 2014, between Valeant Europe B.V. and Goldman Sachs Lending Partners LLC.

Serbia

302.	Ownership Interest Pledge Agreement, dated as of March 7, 2014, by and among Pharmaswiss S.A., as Pledgor, and Goldman Sachs Lending Partners LLC, as Pledgee.

Slovenia

303.	Share Pledge Agreement, dated as of March 7, 2014, by and among Pharmaswiss S.A., as Pledgor, and Goldman Sachs Lending Partners LLC, as Pledgee.

South Africa

304.	General Notarial Covering Bond, dated as of March 7, 2014 by iNova Pharmaceuticals Proprietary Limited in favor of the Lenders, filed May 14, 2014 under registration number BN11476/2014.

Italy

305.	Creation of Share Pledge executed by way of correspondence, dated as of July 28, 2014, between Valeant Holdings Ireland, as Pledgor, and Goldman Sachs Lending Partners LLC, as Common Representative.

Australia

306.	Fixed and Floating Charge, dated as of May 22, 2014, by and among Bausch & Lomb (Australia) Pty Ltd (ACN 000 650 251), as Chargor, and Goldman Sachs Lending Partners LLC, as Chargee.

New Zealand

307.	General Security Deed, dated as of May 22, 2014, between Valeant Pharmaceuticals New Zealand Limited, as Grantor, and Goldman Sachs Lending Partners LLC, as Collateral Agent.

Singapore

308.	Debenture, dated as of May 22, 2014, between iNova Pharmaceuticals (Singapore) Pte Limited, as Chargor, and Goldman Sachs Lending Partners LLC, as Collateral Agent, in respect of the assets and undertakings of the Chargor.

309.	Share Charge, dated as of May 22, 2014, between Valeant Pharmaceuticals Ireland, as Chargor, and Goldman Sachs Lending Partners LLC, as Collateral Agent, in respect of the shares of Inova Pharmaceuticals (Singapore) Pte. Limited.

United Kingdom

310.	Debenture dated May 22, 2014, by and between Bausch & Lomb U.K. Limited, as Chargor, and Goldman Sachs Lending Partners LLC, as Collateral Agent.

311.	Security Trust Deed, dated as of May 22, 2014, entered into by Goldman Sachs Lending Partners LLC, as Collateral Agent.

Brazil

312.	Second Amendment to the Quota Pledge Agreement, dated as of February 25, 2014, by and among Valeant Europe B.V., as Pledgor, Goldman Sachs Lending Partners LLC, as Collateral Agent, and Probiótica Laboratórios Ltda., as intervening party.

Schedule II

COLLATERAL CURRENTLY HELD BY GSLP

Pledged Equity:

Issuer	Beneficiary	Domicile	Security Name / Cert No(s)	# of Shares	Asset Date	Supporting Documents

Hawkeye Spectrum Corp.	Valeant Pharmaceuticals International, Inc.	USA	1	1	June 15, 2011	Stock Power

Valeant Canada GP Limited	Valeant Pharmaceuticals International, Inc.	Canada	C-1	9	December 1, 2010	Stock Power

Biovail Technologies West Ltd.	Valeant Pharmaceuticals International, Inc.	Canada	2	1	June 10, 2011	Stock Power

0909657 B.C. Ltd.	Valeant Pharmaceuticals International, Inc.	Canada	C2	1	May 4, 2011	Stock Power

0909657 B.C. Ltd.	Valeant Pharmaceuticals International, Inc.	Canada	C3	1	May 4, 2011	Stock Power

Vax Holdings, Inc.	Valeant Pharmaceuticals International, Inc.	Canada	1	1,000	Undated	Stock Power

Cold-fx Pharmaceuticals (USA) Inc.	Valeant Pharmaceuticals International, Inc.	USA	3	1,000	February 27, 2012	Stock Power

fX Life Sciences AG	Valeant Pharmaceuticals International, Inc.	Germany	1	2,000	September 25, 2008	Stock Power

Issuer	Beneficiary	Domicile	Security Name / Cert No(s)	# of Shares	Asset Date	Supporting Documents

Valeant Holdco 2 Pty Ltd	Valeant Pharmaceuticals International, Inc.	Australia	1	1	November 22, 2011	Stock Power (for Certificates 1 and 2)

Valeant Holdco 2 Pty Ltd	Valeant Pharmaceuticals International, Inc.	Australia	2	2	Undated	Stock Power (for Certificates 1 and 2)

Valeant Holdco 2 Pty Ltd	Valeant Pharmaceuticals International, Inc.	Australia	4	241,340,142	August 2, 2012	Stock Power

0938638 B.C. Ltd.	Valeant Pharmaceuticals International, Inc.	Canada	2	100	April 23, 2012	Stock Power

0938893 B.C. Ltd.	Valeant Pharmaceuticals International, Inc.	Canada	2	100	April 25, 2012	Stock Power

Medicis Pharmaceutical Corporation	Valeant Pharmaceuticals International, Inc.	USA	2	100	April 17, 2013	Stock Power

Obagi Medical Products, Inc.	Valeant Pharmaceuticals International	USA	1A	100	May 16, 2013	Stock Power (lists certificate No. as “1”)

Amarin Pharmaceuticals, Inc.	Valeant Pharmaceuticals International	USA	1	10	February 11, 2004	Stock Power and assignment to Valeant Pharmaceuticals International

Azeo Processing, Inc.	Valeant Pharmaceuticals International	USA	2	2,500	September 1, 2010	Stock Power

Coria Laboratories, Ltd.	Valeant Pharmaceuticals International	USA	14	1,000	October 15, 2008	Stock Power

Dow Pharmaceutical Sciences, Inc.	Valeant Pharmaceuticals International	USA	1	1,000	September 1, 2010	Stock Power

Dr. Lewin’s Private Formula International, Inc.	Valeant Pharmaceuticals International	USA	21	10,000	September 1, 2010	Stock Power

Faraday Laboratories, Inc.	Valeant Pharmaceuticals International	USA	1	1,000	September 1, 2010	Stock Power

Issuer	Beneficiary	Domicile	Security Name / Cert No(s)	# of Shares	Asset Date	Supporting Documents

Faraday Urban Renewal Corporation	Valeant Pharmaceuticals International	USA	2	2,500	September 1, 2010	Stock Power

Harbor Pharmaceuticals, Inc.	Valeant Pharmaceuticals International	USA	1	1,000	September 1, 2010	Stock Power

ICN Medical Alliance, Inc.	Valeant Pharmaceuticals International	USA	1	1,000	September 1, 2010	Stock Power

ICN Southeast, Inc.	Valeant Pharmaceuticals International	USA	1	1,000	September 1, 2010	Stock Power

Oceanside Pharmaceuticals, Inc.	Valeant Pharmaceuticals International	USA	2	1,000	September 1, 2010	Stock Power

Private Formula Corp.	Valeant Pharmaceuticals International	USA	6	10,000	September 1, 2010	Stock Power

Valeant Biomedicals, Inc.	Valeant Pharmaceuticals International	USA	1	1,000	September 1, 2010	Stock Power

Valeant China, Inc.	Valeant Pharmaceuticals International	USA	100	10,000	September 1, 2010	Stock Power

Valeant Pharmaceuticals North America LLC	Valeant Pharmaceuticals International	USA	Certificate of Interest Number 1	100 Limited Liability Company Interests	December 31, 2010	Stock Power

OraPharma Topco Holdings, Inc.	Valeant Pharmaceuticals International	USA	1	100	June 14, 2012	Stock Power

Onpharma Inc.	Valeant Pharmaceuticals International	USA	1	43,100	March 21, 2014	Stock Power

Solta Medical, Inc.	Valeant Pharmaceuticals International	USA	1	245,100	January 23, 2014	Stock Power

Bausch & Lomb Financial Holdings Corp.	Bausch & Lomb Incorporated	USA	1	1,500	October 5, 2007	Stock Power

Bausch & Lomb China Inc.	Bausch & Lomb Incorporated	USA	1	15,000	October 5, 2007	Stock Power

Bausch & Lomb Realty Corporation	Bausch & Lomb Incorporated	USA	2	1,000	April 26, 2012	Stock Power

Issuer	Beneficiary	Domicile	Security Name / Cert No(s)	# of Shares	Asset Date	Supporting Documents

Bausch & Lomb South Asia, Inc.	Bausch & Lomb Incorporated	USA	1	100	July 1, 1996	Stock Power

Bausch & Lomb Technology Corporation	Bausch & Lomb Incorporated	USA	1	200	October 5, 2007	Stock Power

Iolab Corporation	Bausch & Lomb Incorporated	USA	11	1,650	October 5, 2007	Stock Power

RHC Holdings, Inc.	Bausch & Lomb Incorporated	USA	1	100	October 5, 2007	Stock Power

Sight Savers, Inc.	Bausch & Lomb Incorporated	USA	4	1,200	April 26, 2012	Stock Power

Bausch & Lomb International, Inc.	Bausch & Lomb Incorporated	USA	1	200	October 5, 2007	Stock Power

eyeonics, inc.	Bausch & Lomb Incorporated	USA	1	200	March 11, 2008	Stock Power

Bausch & Lomb (Singapore) Private Limited	Bausch & Lomb Incorporated	Singapore	4	298,037	April 27, 2012	Stock Power

Soflens (Proprietary) Limited	Bausch & Lomb Incorporated	S. Africa	25	6,500	April 18, 2012	Stock Power

Bausch & Lomb Canada Inc.	Bausch & Lomb Incorporated	Canada	CA004	5,590	September 10, 2013	Stock Power

B.L.J. Company, Ltd.	Valeant Holdings Ireland	Japan	201201	1,105,000	April 27, 2012	Share Certificate

B.L.J. Company, Ltd.	Valeant Holdings Ireland	Japan	201202	595,000	April 27, 2012	Share Certificate

PT Bausch Lomb Indonesia	Bausch & Lomb South Asia, Inc.	Indonesia	1	644	April 23, 2012	Stock Power

Issuer	Beneficiary	Domicile	Security Name / Cert No(s)	# of Shares	Asset Date	Supporting Documents

Bausch & Lomb Philippines, Inc.	Bausch & Lomb International, Inc.	Phillipines	33	5,067	August 9, 2011	Stock Power

Bausch & Lomb (Thailand) Limited	Bausch & Lomb South Asia, Inc.	Thailand	18	13,000	October 21, 2013	Stock Power

Bausch & Lomb Eyecare (India) Private Limited	Bausch & Lomb South Asia, Inc.	India	10	21,450,000	March 23, 2012	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc. (formerly Chull Young Lee)	S. Korea	100026	10	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc. (formerly Chull Young Lee)	S. Korea	100027	10	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc.	S. Korea	100101	100	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc.	S. Korea	100102	100	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc.	S. Korea	100103	100	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc.	S. Korea	100104	100	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc. (formerly Chull Young Lee)	S. Korea	100128	100	March 26, 1998	Stock Power

Issuer	Beneficiary	Domicile	Security Name / Cert No(s)	# of Shares	Asset Date	Supporting Documents

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc. (formerly Chull Young Lee)	S. Korea	100129	100	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc. (formerly Chull Young Lee)	S. Korea	100130	100	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc. (formerly Chull Young Lee)	S. Korea	100131	100	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc.	S. Korea	101001	1,000	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc. (formerly Chull Young Lee)	S. Korea	101002	1,000	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc. (formerly Chull Young Lee)	S. Korea	101003	1,000	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc. (formerly Chull Young Lee)	S. Korea	101004	1,000	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc.	S. Korea	110001	10,000	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc.	S. Korea	110002	10,000	March 26, 1998	Stock Power

Issuer	Beneficiary	Domicile	Security Name / Cert No(s)	# of Shares	Asset Date	Supporting Documents

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc.	S. Korea	110003	10,000	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc.	S. Korea	110004	10,000	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc.	S. Korea	110005	10,000	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc.	S. Korea	110006	10,000	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc.	S. Korea	110007	10,000	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc.	S. Korea	110008	10,000	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc.	S. Korea	110009	10,000	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc.	S. Korea	110010	10,000	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc.	S. Korea	110011	10,000	March 26, 1998	Stock Power

Issuer	Beneficiary	Domicile	Security Name / Cert No(s)	# of Shares	Asset Date	Supporting Documents

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc. (formerly Chull Young Lee)	S. Korea	110012	10,000	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc. (formerly Chull Young Lee)	S. Korea	110013	10,000	March 26, 1998	Stock Power

Bausch & Lomb Korea Co. Ltd (f/k/a/ Bausch & Lomb – Young Han Inc.)	Bausch & Lomb South Asia, Inc. (formerly Chull Young Lee)	S. Korea	110014	10,000	March 26, 1998	Stock Power

Valeant Pharmaceuticals International	Biovail Americas Corp.	USA	1	100	September 28, 2010	Stock Power

Valeant Pharmaceuticals International	Biovail Americas Corp.	USA	2	10,000,000	September 28, 2010	Stock Power

Valeant Pharmaceuticals International	Biovail Americas Corp.	USA	3	370,000	December 30, 2010	Stock Power

Prestwick Pharmaceuticals, Inc.	Biovail Americas Corp.	USA	N/A	100	May 15, 2009	Stock Power

Nutravail Technologies Inc.	Biovail Americas Corp.	USA	1	1,000	November 20, 2000	Stock Power

PharmaSwiss SA	Biovail International S.a r.l.	Switzerland	1	114,583	October 14, 2011	Share Certificate

Anza Biomedical Consulting	Dow Pharmaceutical Sciences	USA	1	1,000,000	December 15, 2004	Stock Power

Dermal Laboratories, Inc.	Dow Pharmaceutical Sciences, Inc.	USA	2	1,000	Undated	Stock Power

iNova Sub Pty Limited	iNova Pharmaceuticals (Australia) Pty Limited	Australia	1	2	November 28, 2008	Stock Power

Issuer	Beneficiary	Domicile	Security Name / Cert No(s)	# of Shares	Asset Date	Supporting Documents

Wirra IP Pty Limited	iNova Pharmaceuticals (Australia) Pty Limited	Australia	5	2	Undated	Stock Power

Dermavest, Inc.	Medicis Pharmaceutical Corporation	USA	1	100	June 25, 1997	Stock Power

Medicis Canada Ltd.	Medicis Pharmaceutical Corporation	Canada	PD-5	1,615,077 Class D	April 17, 2013	Stock Power

Medicis Canada Ltd.	Medicis Pharmaceutical Corporation	Canada	CA-4	65 Class A	April 17, 2013	Stock Power

UCYCLYD Pharma, Inc.	Medicis Pharmaceutical Corporation (assigned by Susan E. Brusilow)	USA	1	100	February 27, 1995; assigned April 19, 1999	Stock Power

UCYCLYD Pharmar, Inc.	Medicis Pharmaceutical Corporation (assigned by William Brusilow)	USA	2	100	February 27, 1995; assigned April 19, 1999	Stock Power

UCYCLYD Pharma, Inc.	Medicis Pharmaceutical Corporation (assigned by Norbert L. Wiech)	USA	3	100	February 27, 1995; assigned April 19, 1999	Stock Power

UCYCLYD Pharma, Inc.	Medicis Pharmaceutical Corporation (assigned by Syed E. Abidi)	USA	4	100	February 27, 1995; assigned April 19, 1999	Stock Power

RTI Acquisition Corporation, Inc.	Medicis Pharmaceutical Corporation	USA	C-01	1,000	December 10, 2007	Stock Power

OPO, Inc.	Obagi Medical Products, Inc.	USA	C-1	5,000,000	April 30, 2012	Stock Power

OPO, Inc.	Obagi Medical Products, Inc.	USA	C-2	1,800,000	June 6, 2013	Stock Power

OMP, Inc.	Obagi Medical Products, Inc.	USA	53	1	December 28, 2004	Stock Power

Hyland Capital, Inc.	Oceanside Pharmaceuticals, Inc.	USA	1	100,000	September 1, 2010	Stock Power

Issuer	Beneficiary	Domicile	Security Name / Cert No(s)	# of Shares	Asset Date	Supporting Documents

ICN Realty (CA), Inc.	Oceanside Pharmaceuticals, Inc.	USA	2	1,000	September 1, 2010	Stock Power

OraPharma, Inc.	OraPharma Topco Holdings, Inc.	USA	3	1	June 15, 2012	Stock Power

Prestwick Pharmaceuticals Canada Inc.	Prestwick Pharmaceuticals, Inc.	Canada	2	100	May 15, 2009	Stock Power

Aton Pharma, Inc.	Princeton Pharma Holdings, LLC	USA	C-3	40,654	February 16, 2009	Stock Power

Flow Laboratories, Inc.	Valeant Biomedicals, Inc.	USA	3	10,000	September 1, 2010	Stock Power

ICN Biomedicals California, Inc.	Valeant Biomedicals, Inc.	USA	2	1,000	September 1, 2010	Stock Power

Rapid Diagnostics, Inc.	Valeant Biomedicals, Inc.	USA	31	1,000,000	September 1, 2010	Stock Power

Renaud Skin Care Laboratories, Inc.	Valeant Pharmaceuticals North America	USA	6	20	December 15, 2009	Stock Power

Biovail Americas Corp.	V-BAC Holding Corp.	USA	5	347,737	Undated	Stock Power

V-BAC Holding Corp.	Valeant Canada LP	Canada	C-3	3,700,000,001	December 31, 2010	Stock Power

Valeant Holdco 3 Pty Ltd	Valeant Holdco 2 Pty Ltd	Australia	1	1	Undated, 2011	Stock Power

Wirra Holdings Pty Limited	Valeant Holdco 2 Pty Ltd	Australia	8	23,577,800 A Ordinary	February 6, 2012	Stock Power

Wirra Holdings Pty Limited	Valeant Holdco 2 Pty Ltd	Australia	9	437,269,914 A Ordinary	February 6, 2012	Stock Power

Wirra Holdings Pty Limited	Valeant Holdco 2 Pty Ltd	Australia	B2	11,572,200 B Ordinary	February 6, 2012	Stock Power

Issuer	Beneficiary	Domicile	Security Name / Cert No(s)	# of Shares	Asset Date	Supporting Documents

Wirra Holdings Pty Limited	Valeant Holdco 2 Pty Ltd	Australia	C42	2,766,875 C Ordinary	February 6, 2012	Stock Power

Wirra Holdings Pty Limited	Valeant Holdco 2 Pty Ltd	Australia	Z4	10 Z Class	February 6, 2012	Stock Power

Wirra Holdings Pty Limited	Valeant Holdco 2 Pty Ltd	Australia	Z3	100 Z Class	February 6, 2012	Stock Power

Wirra International Holdings Pte. Limited	Valeant Holdco 2 Pty Ltd	Singapore	AO13	14,665,949 A Ordinary	Undated	Stock Power

Wirra International Holdings Pte. Limited	Valeant Holdco 2 Pty Ltd	Singapore	AO14	1,240,935 A Ordinary	Undated	Stock Power

Wirra International Holdings Pte. Limited	Valeant Holdco 2 Pty Ltd	Singapore	BO2	609,063 B Ordinary	Undated	Stock Power

Wirra International Holdings Pte. Limited	Valeant Holdco 2 Pty Ltd	Singapore	CO41	152,500 C Ordinary	Undated	Stock Power

Wirra International Holdings Pte. Limited	Valeant Holdco 2 Pty Ltd	Singapore	PZ2	10 Z Preferred	Undated	Stock Power

Wirra International Holdings Pte. Limited	Valeant Holdco 2 Pty Ltd	Singapore	PZZ2	100 ZZ Preferred	Undated	Stock Power

Wirra Operations Pty Limited	Wirra Holdings Pty Limited	Australia	1	1	October 18, 2006	Stock Power

iNova Pharmaceuticals (Australia) Pty Limited	Wirra Operations Pty Limited	Australia	N/A	200,000	Undated	Stock Power

Bausch & Lomb Incorporated	Bausch & Lomb Holdings Incorporated	USA	1	100	October 26, 2007	Stock Power

Aesthera Corporation	Solta Medical, Inc.	USA	CS-001	1,000	November 26, 2013	Stock Power

Issuer	Beneficiary	Domicile	Security Name / Cert No(s)	# of Shares	Asset Date	Supporting Documents

Liposonix, Inc.	Solta Medical, Inc.	USA	C-3	100	November 2013	Stock Power

Reliant Medical Lasers, Inc.	Solta Medical, Inc.	USA	CS-002	100	November 26, 2013	Stock Power

CLRS Technology Corporation	Solta Medical, Inc.	USA	CS-001	100	November 26, 2013	Stock Power

iNova Pharmaceuticals (Singapore) Pte. Limited	Valeant Pharmaceuticals Ireland	Singapore	3	100,000	May 2, 2014	Stock Power

Bausch & Lomb IOM S.P.A	Valeant Holdings Ireland	Italy	25	7,258,680	September 20, 2012	Annotation on the share certificates and annotation of shareholders’ ledger

Bausch & Lomb IOM S.P.A	Valeant Holdings Ireland	Italy	26	3,908,520	September 20, 2012	Annotation on the share certificates and annotation of shareholders’ ledger

Przedsiębiorstwo Farmaceutyczne JELFA S.A.	Sanitas AB	Poland	Shares in Przedsiębiorstwo Farmaceutyczne JELFA S.A. represented by 3 (three) collective shares certificates, representing series A, B and C shares.[6]	6,829,400 bearer shares of nominal value of PLN 4.00 each: • 5,300,000 series A bearer ordinary shares • 1,500,000 series B bearer ordinary shares • 29,040 series C bearer ordinary shares	Series A: December 14, 2006 Series B: December 14, 2006 Series C: January 2, 2007	Notarial Deposit

[6]	Held in a notarial deposit in Poland.

Pledged Debt

1.	Intercompany Note, dated October 20, 2011, with accompanying Intercompany Note Power;

2.	Debenture No. 1, dated June 29, 2011, issued by Valeant Pharmaceuticals International, Inc. in favor of Goldman Sachs Lending Partners LLC, as Collateral Agent, in the amount of Cdn.$400,000,000;

3.	Debenture No. 1, dated June 29, 2011, issued by Valeant Canada GP Limited in favor of Goldman Sachs Lending Partners LLC, as Collateral Agent, in the amount of Cdn.$400,000,000;

4.	Debenture No. 1, dated June 29, 2011, issued by Valeant Canada LP in favor of Goldman Sachs Lending Partners LLC, as Collateral Agent, ¸in the amount of Cdn.$400,000,000;

5.	Debenture No. 1, dated August 10, 2011, issued by Valeant Pharmaceuticals International, Inc. in favor of Goldman Sachs Lending Partners LLC, as Collateral Agent, in the amount of Cdn.$2,000,000,000;

6.	Debenture No. 1, dated August 10, 2011, issued by Valeant Canada GP Limited in favor of Goldman Sachs Lending Partners LLC, as Collateral Agent, in the amount of Cdn.$2,000,000,000;

7.	Debenture No. 1, dated August 10, 2011, issued by Valeant Canada LP in favor of Goldman Sachs Lending Partners LLC, as Collateral Agent, in the amount of Cdn.$2,000,000,000;

8.	Promissory Note, July 3, 2012, between Valeant Pharmaceuticals International, Inc. as Payor, and Valeant International Bermuda, as Payee;

9.	Debenture No. 1, dated December 16, 2011, issued by Valeant Pharmaceuticals International, Inc. in favor of Goldman Sachs Lending Partners LLC, as Collateral Agent, in the amount of Cdn.$3,000,000,000;

10.	Debenture No. 1, dated December 16, 2011, issued by Valeant Canada GP Limited in favor of Goldman Sachs Lending Partners LLC, as Collateral Agent, in the amount of Cdn.$3,000,000,000;

11.	Debenture No. 1, dated December 16, 2011, issued by Valeant Canada LP in favor of Goldman Sachs Lending Partners LLC, as Collateral Agent, in the amount of Cdn.$3,000,000,000;

12.	Debenture No. 1, dated February 14, 2013, issued by V-BAC Holding Corp. in favor of Goldman Sachs Lending Partners LLC, as Collateral Agent, in the amount of Cdn.$5,400,000,000;

13.	Debenture No. 1, dated June 27, 2013, issued by Valeant Pharmaceuticals International, Inc. in favor of Goldman Sachs Lending Partners LLC, as Collateral Agent, in the amount of Cdn.$15,000,000,000;

14.	Debenture No. 1, dated June 27, 2013, issued by Valeant Canada LP in favor of Goldman Sachs Lending Partners LLC, as Collateral Agent, in the amount of Cdn.$15,000,000,000;

15.	Debenture No. 1, dated June 27, 2013, issued by Valeant Canada GP Limited in favor of Goldman Sachs Lending Partners LLC, as Collateral Agent, in the amount of Cdn.$15,000,000,000;

16.	Debenture No. 1, dated June 27, 2013, issued by V-BAC Holding Corp. in favor of Goldman Sachs Lending Partners LLC, as Collateral Agent, in the amount of Cdn.$15,000,000,000.

Schedule III

FOREIGN COLLATERAL DOCUMENTS

AUSTRALIA

Original Documents

1.	Equitable Mortgage of Shares dated February 13, 2012, by and among Valeant Pharmaceuticals International, Inc. (“Mortgagor”) and Goldman Sachs Lending Partners LLC (“Mortgagee”)

2.	Fixed & Floating Charge dated February 13, 2012, by and among Valeant Holdco 2 Pty Ltd (ACN 154 341 367) (“Chargor”) and Goldman Sachs Lending Partners LLC (“Chargee”)

3.	Fixed & Floating Charge dated February 13, 2012, by and among iNova Sub Pty Limited (ACN 134 398 815) (“Chargor”) and Goldman Sachs Lending Partners LLC (“Chargee”)

4.	Fixed & Floating Charge dated February 13, 2012, by and among iNova Pharmaceuticals (Australia) Pty Limited (ACN 000 222 408) (“Chargor”) and Goldman Sachs Lending Partners LLC (“Chargee”)

5.	Fixed & Floating Charge dated February 13, 2012, by and among Wirra IP Pty Limited (ACN 122 536 350) (“Chargor”) and Goldman Sachs Lending Partners LLC (“Chargee”)

6.	Fixed & Floating Charge dated February 13, 2012, by and among Wirra Operations Pty Limited (ACN 122 250 088) (“Chargor”) and Goldman Sachs Lending Partners LLC (“Chargee”)

7.	Fixed & Floating Charge dated February 13, 2012, by and among Wirra Holdings Pty Limited (ACN 122 216 577) (“Chargor”) and Goldman Sachs Lending Partners LLC (“Chargee”)

8.	Fixed & Floating Charge dated September 9, 2013, by and among Valeant Pharmaceuticals Australasia Pty Limited (ACN 001 083 352) (“Chargor”) and Goldman Sachs Lending Partners LLC (“Chargee”)

9.	Fixed & Floating Charge dated September 9, 2013, by and among DermaTech Pty Ltd (ACN 003 982 161) (“Chargor”) and Goldman Sachs Lending Partners LLC (“Chargee”)

10.	Fixed & Floating Charge dated September 9, 2013, by and among Private Formula International Holdings Pty Ltd (ACN 095 450 918) (“Chargor”) and Goldman Sachs Lending Partners LLC (“Chargee”)

11.	Fixed & Floating Charge dated September 9, 2013, by and among Private Formula International Pty Ltd (ACN 095 451 442) (“Chargor”) and Goldman Sachs Lending Partners LLC (“Chargee”)

12.	Fixed & Floating Charge dated September 9, 2013, by and among Ganehill Pty Limited (ACN 065 261 538) (“Chargor”) and Goldman Sachs Lending Partners LLC (“Chargee”)

13.	Fixed & Floating Charge, dated May 22, 2014, by and among Bausch & Lomb (Australia) Pty Ltd (ACN 000 650 251) (“Chargor”) and Goldman Sachs Lending Partners LLC (“Chargee”)

Assignment Documents, Filings and Registrations

14.	Amendments to Personal Property Securities Register Filings transferring registrations to Barclays

BARBADOS

Original Documents

1.	Deed of Guarantee, dated as of June 29, 2011, by and among Biovail Holdings International SRL, Valeant International (Barbados) SRL, Biovail Laboratories International (Barbados) SRL, Hythe Property Incorporated, and Goldman Sachs Lending Partners LLC as Administrative Agent.

2.	Deed of Guarantee, dated as of August 10, 2011, by and among Biovail Holdings International SRL, Valeant International (Barbados) SRL, Biovail Laboratories International (Barbados) SRL, Hythe Property Incorporated, and Goldman Sachs Lending Partners LLC as Administrative Agent

3.	Deed of Guarantee, dated as of October 20, 2011, by and among Valeant Holdings (Barbados) SRL SRL, Valeant International (Barbados) SRL, Biovail Laboratories International (Barbados) SRL, Hythe Property Incorporated, and Goldman Sachs Lending Partners LLC as Administrative Agent.

4.	Debenture / Mortgage, dated as of February 13, 2012, by and among Hythe Property Incorporated and Goldman Sachs Lending Partners LLC, as Collateral Agent.

5.	Deed of Guarantee, dated as of February 13, 2012, by and among Valeant Holdings (Barbados) SRL, Valeant International (Barbados) SRL, Biovail Laboratories International (Barbados) SRL, Hythe Property Incorporated, and Goldman Sachs Lending Partners LLC, as Administrative Agent.

6.	Deed of Guarantee, dated as of July 3, 2012, among Valeant Holdings (Barbados) SRL, Valeant Pharmaceuticals Holdings (Barbados) SRL, Hythe Property Incorporate and Goldman Sachs Lending Partners LLC, as Administrative Agent.

Assignment Documents, Filings and Registrations

7.	Deed of Transfer of Debenture / Mortgage, dated as of February 13, 2012, by and among Goldman Sachs Lending Partners LLC and Barclays Bank Plc.

BERMUDA

Original Documents

1.	Deed of Charge dated July 3, 2012 between the Valeant International Bermuda and Goldman Sachs Lending Partners LLC

2.	Share Charge dated 3 July 2012 between Valeant Holdings (Barbados) SRL and Goldman Sachs Lending Partners LLC

3.	Amendment by Share Charge dated December 20, 2013 between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC

4.	Amendment by Share Charge dated December 31, 2013 between Valeant International Luxembourg SaRL and Goldman Sachs Lending Partners LLC

5.	Amendment by Share Charge dated December 31, 2013 between Valeant Holdings Ireland and Goldman Sachs Lending Partners LLC

6.	Deed of Charge dated July 3, 2012 between the Valeant Pharmaceuticals Holdings Bermuda and Goldman Sachs Lending Partners LLC

7.	Share Charge dated July 3, 2012 between Valeant Pharmaceuticals Holdings (Barbados) SRL and Goldman Sachs Lending Partners LLC

8.	Deed of Charge dated July 3, 2012 between the Valeant Pharmaceuticals Nominee Bermuda and Goldman Sachs Lending Partners LLC

9.	Deed of Charge dated July 3 2012 between the Valeant Laboratories International Bermuda and Goldman Sachs Lending Partners LLC

10.	Share Charge dated July 3, 2012 between Valeant International Bermuda and Goldman Sachs Lending Partners LLC

Assignment Documents, Filings and Registrations

11.	Letter of confirmation from GS confirming the transfer of the benefit of an interest in the assets of the Company.

12.	Form 9B Amendment Filing to amend Deed of Charge dated July 3, 2012 between the Valeant International Bermuda and Goldman Sachs Lending Partners LLC

13.	Form 9B Amendment Filing to amend Amendment by Share Charge dated December 31, 2013 between Valeant Holdings Ireland and Goldman Sachs Lending Partners LLC

14.	Form 9B Amendment Filing to amend Deed of Charge dated July 3, 2012 between the Valeant Pharmaceuticals Holdings Bermuda and Goldman Sachs Lending Partners LLC

15.	Form 9B Amendment Filing to amend Share Charge dated July 3, 2012 between Valeant Pharmaceuticals Holdings (Barbados) SRL and Goldman Sachs Lending Partners LLC

16.	Form 9B Amendment Filing to amend Deed of Charge dated July 3, 2012 between the Valeant Pharmaceuticals Nominee Bermuda and Goldman Sachs Lending Partners LLC

17.	Form 9B Amendment Filing to amend Share Charge dated July 3, 2012 between Valeant International Bermuda and Goldman Sachs Lending Partners LLC

18.	Form 9B Amendment Filing to amend Deed of Charge dated July 3 2012 between the Valeant Laboratories International Bermuda and Goldman Sachs Lending Partners LLC

BRAZIL

Original Documents

1.	Quota Pledge Agreement entered between Valeant Europe B.V. and Goldman Sachs Lending Partners LLC, and, as intervening party, Probiótica Laboratórios Ltda., on September 25, 2013 and amended on December 20, 2013 and February 25, 2014.

2.	Quota Pledge Agreement entered between, Labenne Participações Ltda. and Goldman Sachs Lending Partners LLC, and, as intervening party, Probiótica Laboratórios Ltda., on September 25, 2013 and amended on December 20, 2013.

3.	Trademark Pledge Agreement entered between Probiótica Laboratórios Ltda. and Goldman Sachs Lending Partners LLC on September 25, 2013 and amended on December 20, 2013.

Assignment Documents, Filings and Registrations

1.	Third Amendment to the Quota Pledge Agreement entered between Valeant Europe B.V., and Goldman Sachs Lending Partners LLC, and, as intervening party, Probiótica Laboratórios Ltda., on September 25, 2013.

2.	Second Amendment to the Trademark Pledge Agreement entered between Probiótica Laboratórios Ltda. and Goldman Sachs Lending Partners LLC on September 25, 2013.

CANADA

Original Documents

Ontario and Manitoba

1.	Guarantee from each of Valeant Pharmaceuticals International, Inc., Valeant Canada LP (“Valeant LP”), Valeant Canada GP Limited (“Valeant GP”) and V-BAC Holding Corp. (“V-BAC”; V-BAC, Valeant LP and Valeant GP are hereinafter collectively referred to as the “Canadian Guarantors”) in favour of Goldman Sachs Lending Partners LLC dated as of June 29, 2011.

2.	Pledge and Security Agreement granted by Valeant Pharmaceuticals International, Inc. and each Canadian Guarantor in favour of Goldman Sachs Lending Partners LLC dated as of June 29, 2011.

3.	Canadian Intellectual Property Security Agreement granted by the Valeant Pharmaceuticals International, Inc. and each Canadian Guarantor in favour of Goldman Sachs Lending Partners LLC dated as of June 29, 2011.

4.	Demand Debenture dated June 29, 2011 from the Valeant Pharmaceuticals International, Inc. to Goldman Sachs Lending Partners LLC.

5.	Blocked Accounts Agreement dated June 29, 2011 between the Valeant Pharmaceuticals International, Inc., Goldman Sachs Lending Partners LLC and The Toronto-Dominion Bank.

6.	Blocked Accounts Agreement dated June 29, 2011 between the Valeant Pharmaceuticals International, Inc., Goldman Sachs Lending Partners LLC and The Bank of Nova Scotia.

Quebec

7.	Deed of hypothec and issue of debentures dated June 28, 2011 between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered by summary at the Land Registry Office for the Registration Division of Laval under number 19 025 689 and at the Register-of Personal and Movable Real Rights (“RPMRR”) under number 11-0484400-0003 and (the “Valeant Pharmaceuticals International, Inc. June 2011 Hypothec”) ;

8.	Deed of hypothec and issue of debentures dated June 28, 2011 between Valeant Canada LP and Goldman Sachs Lending Partners LLC in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the Land Registry Office for the Registration Division of Montreal under number 18 270 067 and at the RPMRR under number 11-0484400-0001 (the “Valeant Canada LP June 2011 Hypothec”);

9.	Deed of hypothec and issue of debentures dated June 28, 2011 between Valeant Canada GP Limited and Goldman Sachs Lending Partners LLC in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the RPMRR under number 11-0484400-0002 (the “Valeant Canada GP Limited June 2011 Hypothec”);

10.	Deed of hypothec and issue of debentures dated August 5, 2011 between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered by summary at the Land Registry Office for the Registration Division of Laval under number 19 025 696 and at the RPMRR under number 11-0597882-0003 (the “Valeant Pharmaceuticals International, Inc. August Hypothec”);

11.	Deed of hypothec and issue of debentures dated August 5, 2011 between Valeant Canada LP and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the Land Registry Office for the Registration Division of Montreal under number 18 376 362 and at the RPMRR under number 11-0597882-0001 (the “Valeant Canada LP August Hypothec”);

12.	Deed of hypothec and issue of debentures dated August 5, 2011 between Valeant Canada GP Limited and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the RPMRR under number 11-0597882-0002 (the “Valeant Canada GP Limited August Hypothec”);

13.	Deed of hypothec and issue of debentures dated December 16, 2011 between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the RPMRR under number 11-0968105-0003 (the “Valeant Pharmaceuticals International, Inc. December Hypothec”);

14.	Deed of hypothec and issue of debentures dated December 16, 2011 between Valeant Canada LP and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the Land Registry Office for the Registration Division of Montreal under number 18 724 474 and at the RPMRR under number 11-0968105-0001 (the “Valeant Canada LP December Hypothec”);

15.	Deed of hypothec and issue of debentures dated December 16, 2011 between Valeant Canada GP Limited and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the RPMRR under number 11-0968105-0002 (the “Valeant Canada GP Limited December Hypothec”);

16.	Deed of hypothec and issue of debentures dated February 14, 2013 between V-BAC Holding Corp. and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the RPMRR under number 13-0113567-0001 (the “V-BAC Holding Corp. February Hypothec”);

17.	Deed of hypothec and issue of debentures dated June 27, 2013 between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the Land Registry Office for the Registration Division of Laval under number 20 075 092 and at the RPMRR under number 13-0555854-0001 (the “Valeant Pharmaceuticals International, Inc. June 2013 Hypothec”);

18.	Deed of hypothec and issue of debentures dated June 27, 2013 between Valeant Canada LP and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the Land Registry Office for the Registration Division of Montreal under number 20 072 874 and at the RPMRR under number 13-0555854-0002 (the “Valeant Canada LP June 2013 Hypothec”);

19.	Deed of hypothec and issue of debentures dated June 27, 2013 between Valeant Canada GP Limited and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the RPMRR under number 13-0555854-0003 (the “Valeant Canada GP Limited June 2013 Hypothec”);

20.	Deed of hypothec and issue of debentures dated June 27, 2013 between V-BAC Holding Corp. and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir for the Debentureholders (as defined therein) registered at the RPMRR under number 13-0555854-0004 (the “V-BAC Holding Corp. June 2013 Hypothec”);

21.	Debenture in the amount of CDN$400,000,000 dated June 29, 2011 issued pursuant to the Valeant Pharmaceuticals International, Inc. June 2011 Hypothec by Valeant Pharmaceuticals International, Inc. in favour of Goldman Sachs Lending Partners LLC (the “Valeant Pharmaceuticals International, Inc. June 2011 Debenture”);

22.	Debenture in the amount of CDN$400,000,000 dated June 29, 2011 issued pursuant to the Valeant Canada LP June 2011 Hypothec by Valeant Canada LP in favour of Goldman Sachs Lending Partners LLC (the “Valeant Canada LP June 2011 Debenture”);

23.	Debenture in the amount of CDN$400,000,000 dated June 29, 2011 issued pursuant to the Valeant Canada GP Limited June 2011 Hypothec by Valeant Canada GP Limited in favour of Goldman Sachs Lending Partners LLC (the “Valeant Canada GP Limited June 2011 Debenture”);

24.	Debenture in the amount of CDN$2,000,000,000 dated August 10, 2011 issued pursuant to the Valeant Pharmaceuticals International, Inc. August Hypothec by Valeant Pharmaceuticals International, Inc., in favour of Goldman Sachs Lending Partners LLC (the “Valeant Pharmaceuticals International, Inc. August Debenture”);

25.	Debenture in the amount of CDN$2,000,000,000 dated August 10, 2011 issued pursuant to the Valeant Canada LP August Hypothec by Valeant Canada LP, in favour of Goldman Sachs Lending Partners LLC (the “Valeant Canada LP August Debenture”);

26.	Debenture in the amount of CDN$2,000,000,000 dated August 10, 2011 issued pursuant to the Valeant Canada GP Limited August Hypothec by Valeant Canada GP Limited, in favour of Goldman Sachs Lending Partners LLC (the “Valeant Canada GP Limited August Debenture”);

27.	Debenture in the amount of CDN$3,000,000,000 dated December 16, 2011 issued pursuant to the Valeant Pharmaceuticals International, Inc. December Hypothec by Valeant Pharmaceuticals International, Inc. in favour of Goldman Sachs Lending Partners LLC (the “Valeant Pharmaceuticals International, Inc. December Debenture”);

28.	Debenture in the amount of CDN$3,000,000,000 dated December 16, 2011 issued pursuant to the Valeant Canada LP December Hypothec by Valeant Canada LP in favour of Goldman Sachs Lending Partners LLC (the “Valeant Canada LP December Debenture”);

29.	Debenture in the amount of CDN$3,000,000,000 dated December 16, 2011 issued pursuant to the Valeant Canada GP Limited December Hypothec by Valeant Canada GP Limited in favour of Goldman Sachs Lending Partners LLC (the “Valeant Canada GP Limited December Debenture”);

30.	Debenture in the amount of CDN$5,400,000,000 dated February 14, 2013 issued pursuant to the V-BAC Holding Corp. February Hypothec by V-BAC Holding Corp. in favour of Goldman Sachs Lending Partners LLC (the “V-BAC Holding Corp. February Debenture”);

31.	Debenture in the amount of CDN$15,000,000,000 dated June 27, 2013 issued pursuant to the Valeant Pharmaceuticals International, Inc. June 2013 Hypothec by Valeant Pharmaceuticals International, Inc. in favour of Goldman Sachs Lending Partners LLC (the “Valeant Pharmaceuticals International, Inc. June 2013 Debenture”);

32.	Debenture in the amount of CDN$15,000,000,000 dated June 27, 2013 issued pursuant to the Valeant Canada LP June 2013 Hypothec by Valeant Canada LP in favour of Goldman Sachs Lending Partners LLC (the “Valeant Canada LP June 2013 Debenture”);

33.	Debenture in the amount of CDN$15,000,000,000 dated June 27, 2013 issued pursuant to the Valeant Canada GP Limited June 2013 Hypothec by Valeant Canada GP Limited in favour of Goldman Sachs Lending Partners LLC (the “Valeant Canada GP Limited June 2013 Debenture”);

34.	Debenture in the amount of CDN$15,000,000,000 dated June 27, 2013 issued pursuant to the V-BAC Holding Corp. June 2013 Hypothec by V-BAC Holding Corp. in favour of Goldman Sachs Lending Partners LLC (the “V-BAC Holding Corp. June 2013 Debenture”);

35.	Pledge of debenture agreement dated June 29, 2011 between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC relating to the Valeant Pharmaceuticals International, Inc. June 2011 Debenture;

36.	Pledge of debenture agreement dated June 29, 2011 between Valeant Canada LP and Goldman Sachs Lending Partners LLC relating to the Valeant Canada LP June 2011 Debenture;

37.	Pledge of debenture agreement dated June 29, 2011 between Valeant Canada GP Limited and Goldman Sachs Lending Partners LLC relating to the Valeant Canada GP Limited June 2011 Debenture;

38.	Pledge of debenture agreement dated August 10, 2011 between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC relating to the Valeant Pharmaceuticals International, Inc. August Debenture;

39.	Pledge of debenture agreement dated August 10, 2011 between Valeant Canada LP and Goldman Sachs Lending Partners LLC relating to the Valeant Canada LP August Debenture;

40.	Pledge of debenture agreement dated August 10, 2011 between Valeant Canada GP Limited and Goldman Sachs Lending Partners LLC relating to the Valeant Canada GP Limited August Debenture;

41.	Pledge of debenture agreement dated December 19, 2011 between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC relating to the Valeant Pharmaceuticals International, Inc. December Debenture;

42.	Pledge of debenture agreement dated December 19, 2011 between Valeant Canada LP and Goldman Sachs Lending Partners LLC relating to the Valeant Canada LP December Debenture;

43.	Pledge of debenture agreement dated December 19, 2011 between Valeant Canada GP Limited and Goldman Sachs Lending Partners LLC relating to the Valeant Canada GP Limited December Debenture;

44.	Pledge of debenture agreement dated February 14, 2013 between V-BAC Holding Corp. and Goldman Sachs Lending Partners LLC relating to the V-BAC Holding Corp. February Debenture;

45.	Pledge of debenture agreement dated June 27, 2013 between Valeant Pharmaceuticals International, Inc. and Goldman Sachs Lending Partners LLC relating to the Valeant Pharmaceuticals International, Inc. June 2013 Debenture;

46.	Pledge of debenture agreement dated June 27, 2013 between Valeant Canada LP and Goldman Sachs Lending Partners LLC relating to the Valeant Canada LP June 2013 Debenture;

47.	Pledge of debenture agreement dated June 27, 2013 between Valeant Canada GP Limited and Goldman Sachs Lending Partners LLC relating to the Valeant Canada GP Limited June 2013 Debenture;

48.	Pledge of debenture agreement dated June 27, 2013 between V-BAC Holding Corp. and Goldman Sachs Lending Partners LLC relating to the V-BAC Holding Corp. June 2013 Debenture (items 35 through 48, inclusively, are hereinafter collectively referred to as the “Pledges of Debenture”);

49.	Third amended and restated securities control agreement dated June 27, 2013 between Valeant Pharmaceuticals International, Inc., Valeant Canada LP and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir, with respect to the interest of Valeant Pharmaceuticals International, Inc. in Valeant Canada LP; and

50.	Third amended and restated securities control agreement dated June 27, 2013 between Valeant Canada GP Limited, Valeant Canada LP and Goldman Sachs Lending Partners LLC, in its capacity as fondé de pouvoir, with respect to the interest of Valeant Canada GP Limited in Valeant Canada LP.

Assignment Documents, Filings and Registrations

Alberta

51.	Amendment to the following Alberta PPSA registrations to reflect the change in secured party (from Goldman Sachs Lending Partners LLC to Barclays Bank PLC):

a.	PPSA Financing statement naming Valeant Pharmaceuticals International, Inc. as debtor filed on May 25, 2011 under registration number 11052512422

b.	PPSA Financing statement naming Valeant Canada LP / Valeant Canada S.E.C and Valeant Canada GP Limited / Commandité Valeant Canada Limitée as debtors filed on May 25, 2011 under registration number 11052512562

c.	PPSA Financing statement naming V-BAC Holding Corp. as debtor filed on May 25, 2011 under registration number 11052512477

d.	PPSA Financing statement naming Valeant Canada GP Limited / Commandité Valeant Canada Limitée as debtor filed on May 25, 2011 under registration number 11052512509

British Columbia

52.	Amendment to the following British Columbia PPSA registrations to reflect the change in secured party (from Goldman Sachs Lending Partners LLC to Barclays Bank PLC):

a.	PPSA Financing statement naming Valeant Pharmaceuticals International, Inc. as debtor filed on May 25, 2011 under base registration number 161913G, as amended pursuant to an amendment registered on May 23, 2013 under number 361998H

b.	PPSA Financing statement naming V-BAC Holding Corp. as debtor filed on May 25, 2011 under base registration number 161914G, as amended pursuant to an amendment registered on May 23, 2013 under number 362119H

c.	PPSA Financing statement naming Valeant Canada LP / Valeant Canada S.E.C and Valeant Canada GP Limited / Commandité Valeant Canada Limitée as debtors filed on May 25, 2011 under base registration number 162060G, as amended pursuant to an amendment registered on May 23, 2013 under number 362221H

d.	PPSA Financing statement naming Valeant Canada GP Limited / Commandité Valeant Canada Limitée as debtor filed on May 25, 2011 under base registration number 162061G, as amended pursuant to an amendment registered on May 23, 2013 under number 362303H

Ontario

53.	Amendment to the following Ontario PPSA registrations to reflect the change in secured party (from Goldman Sachs Lending Partners LLC to Barclays Bank PLC):

a.	PPSA Financing statement naming Commandite Valeant Canada Limitee/ Valeant Canada GP Limited and Valeant Canada LP / Valeant Canada S.E.C. as debtors filed on May 25, 2011, Reference File No. 670132359 under registration number 20110525 1614 1862 0039

b.	PPSA Financing statement naming Commandite Valeant Canada Limitee/ Valeant Canada GP Limited as debtor filed on May 25, 2011, Reference File No. 670132368 under registration number 20110525 1614 1862 0040

c.	PPSA Financing statement naming V-BAC Holding Corp. as debtor filed on May 25, 2011, Reference File No. 670132395 under registration number 20110525 1615 1862 0042

d.	PPSA Financing statement naming Valeant Pharmaceuticals International Inc. as debtor filed on May 25, 2011, Reference File No. 670132377 under registration number 20110525 1614 1862 0041

Manitoba

54.	Filing of Transfer of Mortgage with Land Titles Office

55.	Amendment to the following Manitoba PPSA registrations to reflect the change in secured party (from Goldman Sachs Lending Partners LLC to Barclays Bank PLC):

a.	PPSA Financing statement naming Valeant Pharmaceuticals International, Inc. as debtor filed on May 26, 2011 under registration number 201108524800

b.	PPSA Financing statement naming V-BAC Holding Corp. as debtor filed on May 26, 2011 under registration number 201108525903

c.	PPSA Financing statement naming Valeant Canada LP / Valeant Canada S.E.C and Valeant Canada GP Limited / Commandité Valeant Canada Limitée as debtors filed on May 26, 2011 under registration number 201108532403

d.	PPSA Financing statement naming Valeant Canada GP Limited / Commandité Valeant Canada Limitée as debtor filed on May 26, 2011 under registration number 201108533906

Nova Scotia

56.	Amendment to the following Nova Scotia PPSA registrations to reflect the change in secured party (from Goldman Sachs Lending Partners LLC to Barclays Bank PLC):

a.	PPSA Financing statement naming Valeant Canada GP Limited / Commandité Valeant Canada Limitée as debtor filed on May 26, 2011 under registration number 18112987

b.	PPSA Financing statement naming Valeant Canada LP / Valeant Canada S.E.C and Valeant Canada GP Limited / Commandité Valeant Canada Limitée as debtors filed on May 26, 2011 under registration number 18113035

c.	PPSA Financing statement naming V-BAC Holding Corp. as debtor filed on June 9, 2011 under registration number 18173179

d.	PPSA Financing statement naming Valeant Pharmaceuticals International, Inc. as debtor filed on June 9, 2011 under registration number 18173187, as amended pursuant an amendment registered on June 9, 2011 under number 18175646

Quebec

57.	Deed of Substitution of Fondé de Pouvoir re: the following Deeds of Hypothec and Third A&R Control Agreements:

a.	Deed of Hypothec and Issue of Debentures granted by Valeant Canada GP Limited / Commandité Valeant Canada Limitée registered on June 29, 2011 under number 11-0484400-0002

b.	Deed of Hypothec and Issue of Debentures granted by Valeant Canada GP Limited / Commandité Valeant Canada Limitée registered on August 5, 2011 under number 11-0597882-0002

c.	Deed of Hypothec and Issue of Debentures granted by Valeant Canada GP Limited / Commandité Valeant Canada Limitée registered on December 16, 2011 under number 11-0968105-0002

d.	Deed of Hypothec and Issue of Debentures granted by Valeant Canada GP Limited / Commandité Valeant Canada Limitée registered on June 28, 2013 under number 13-0555854-0003

e.	Deed of Hypothec and Issue of Debentures granted by V-BAC Holding Corp. registered on February 15, 2013 under number 13-0113567-0001

f.	Deed of Hypothec and Issue of Debentures granted by V-BAC Holding Corp. registered on June 28, 2013 under number 13-0555854-0004

g.	Deed of Hypothec and Issue of Debentures granted by Valeant Pharmaceuticals International, Inc. registered on June 29, 2011 under number 11-0484400-0003 and at the Laval Land Registry Office under number 19 025 689

h.	Deed of Hypothec and Issue of Debentures granted by Valeant Pharmaceuticals International, Inc. registered on August 5, 2011 under number 11-0597882-0003 and at the Laval Land Registry Office under number 19 025 696

i.	Deed of Hypothec and Issue of Debentures granted by Valeant Pharmaceuticals International, Inc. registered on December 16, 2011 under number 11-0968105-0003

j.	Deed of Hypothec and Issue of Debentures granted by Valeant Pharmaceuticals International, Inc. registered on June 28, 2013 under number 13-0555854-0001 and at the Laval Land Registry Office under number 20 075 092

k.	Deed of Hypothec and Issue of Debentures granted by Valeant Canada S.E.C. / Valeant Canada LP registered on June 29, 2011 under number 11-0484400-0001 and at the Montreal Land Registry Office under number 18 270 067

l.	Deed of Hypothec and Issue of Debentures granted by Valeant Canada S.E.C. / Valeant Canada LP registered on August 5, 2011 under number 11-0597882-0001 and at the Montreal Land Registry Office under number 18 376 362

m.	Deed of Hypothec and Issue of Debentures granted by Valeant Canada S.E.C. / Valeant Canada LP registered on December 16, 2011 under number 11-0968105-0001 and at the Montreal Land Registry Office under number 18 724 474

n.	Deed of Hypothec and Issue of Debentures granted by Valeant Canada S.E.C. / Valeant Canada LP registered on June 28, 2013 under number 13-0555854-0002 and at the Montreal Land Registry Office under number 20 072 874

o.	Third Amended and Restated Securities Control Agreement dated June 27, 2013 between Valeant Pharmaceuticals International, Inc., Valeant Canada LP and Goldman Sachs Lending Partners LLC, as fondé de pouvoir, with respect to the interest of Valeant Pharmaceuticals International, Inc. in Valeant Canada LP

p.	Third Amended and Restated Securities Control Agreement dated June 27, 2013 between Valeant Canada GP Limited, Valiant Canada LP and Goldman Sachs Lending Partners LLC, as fondé de pouvoir, with respect to the interest of Valeant Canada GP Limited in Valeant Canada LP

58.	Assignment Agreement regarding the Pledges of Debentures by and among Goldman Sachs Lending Partners LLC, as Assignor and as original holder of the Debentures, Barclays Bank PLC as Assignee and as successor holder of the Debentures, Valeant Pharmaceuticals International, Inc., Valeant Canada LP, Valeant Canada GP Limited, V-BAC Holding Corp.

59.	Transfer of Debenture agreement for each of the below Debentures (collectively, the “Debentures”):

a.	Debenture issued June 29, 2011 by Valeant Pharmaceuticals International, Inc. in the amount of Cdn $400,000,000

b.	Debenture issued June 29, 2011 by Valeant Canada LP in the amount of Cdn $400,000,000

c.	Debenture issued June 29, 2011 by Valeant Canada GP Limited in the amount of Cdn $400,000,000

d.	Debenture issued August 10, 2011 by Valeant Pharmaceuticals International, Inc. in the amount of Cdn $2,000,000,000

e.	Debenture issued August 10, 2011 by Valeant Canada LP in the amount of Cdn $2,000,000,000

f.	Debenture issued August 10, 2011 by Valeant Canada GP Limited in the amount of Cdn $2,000,000,000

g.	Debenture issued December 16, 2011 by Valeant Pharmaceuticals International, Inc. in the amount of Cdn $3,000,000,000

h.	Debenture issued December 16, 2011 by Valeant Canada LP in the amount of Cdn $3,000,000,000

i.	Debenture issued December 16, 2011 by Valeant Canada GP Limited in the amount of Cdn $3,000,000,000

j.	Debenture issued February 14, 2013 by V-BAC Holding Corp. in the amount of Cdn $5,4000,000,000

k.	Debenture issued June 27, 2013 by Valeant Pharmaceuticals International, Inc. in the amount of Cdn $15,000,000,000

l.	Debenture issued June 27, 2013 by Valeant Canada LP in the amount of Cdn $15,000,000,000

m.	Debenture issued June 27, 2013 by Valeant Canada GP Limited in the amount of Cdn $15,000,000,000

n.	Debenture issued June 27, 2013 by V-BAC Holding Corp. in the amount of Cdn $15,000,000,000

60.	Registers maintained by Collateral Agent in respect of above Debentures

61.	Acknowledgement in respect of the transfer of the Debentures and of the recording thereof on the registers maintained by the Collateral Agent

62.	Registration of RG form at the Register of Personal and Movable Real Rights (Quebec) to record the change of Collateral Agent (as Fondé de Pouvoir) in respect of each of the Deeds of Hypothec mentioned above

63.	Registration of the Deed of Substitution of Fondé de Pouvoir at the applicable Quebec Land Registry Offices:

a.	Montreal

b.	Laval

THE NETHERLANDS

Original Documents

1.	Deed of Pledge (Valeant Europe B.V.), dated as of September 17, 2013, and corrected as of September 5, 2014, among Biovail International S.à r.l., Przedsiebiorstwo Farmaceutyczne Jelfa S.A., Valeant Europe B.V. and Goldman Sachs Lending Partners LLC.

2.	Deed of Pledge (Bausch+Lomb OPS B.V.), dated as of December 23, 2013, among Valeant Holdings Ireland, Goldman Sachs Lending Partners LLC and Bausch+Lomb OPS B.V.

Assignment Documents, Filings and Registrations

3.	Deed of Transfer and Pledge, dated as of January 8, 2015, by and among Valeant Holdings Ireland, as security provider, Goldman Sachs Lending Partners LLC, as original collateral agent, Barclays Bank PLC, as new collateral agent and Bausch+Lomb OPS B.V., as issuer of shares.

4.	Deed of Transfer and Pledge, dated as of January 8, 2015, by and among Biovail International S.À.R.L, as security provider, Przedsiębiorstwo Farmaceutyczne Jelfa S.A., as security provider, Goldman Sachs Lending Partners LLC, as original collateral agent, Barclays Bank PLC, as new collateral agent and Valeant Europe B.V., as issuer of shares.

HUNGARY

Original Documents

1.	Floating Charge Agreement concluded between Goldman Sachs Lending Partners, LLC as Collateral Agent and Valeant Pharma Magyarország Kereskedelmi Korlátolt Felelősségű Társaság, as chargor on March 7, 2014, incorporated in the notarial deed No. 11063/Ü/441/2014/3

2.	Quota Charge Agreement originally concluded between GSLP, as Collateral Agent, Pharmaswiss SA, as chargor and Valeant Hungary, as company on March 7, 2014, incorporated in the notarial deed No. 11063/Ü/441/2014/3, as amended on May 13, 2014 in the form of the notarial deed No. 11063/Ü/441/2014/4

3.	Bank Accounts Charge Agreement concluded between GSLP, as Collateral Agent and Valeant Hungary, as chargor on March 7, 2014, incorporated in the notarial deed No. 11063/Ü/441/2014/3, as amended on May 13, 2014 in the form of the notarial deed No. 11063/Ü/441/2014/4

4.	Trademark Charge Agreement between GSLP, as Collateral Agent and Valeant Hungary, as chargor on March 7, 2014, incorporated in the notarial deed No. 11063/Ü/441/2014/3, as amended on May 13, 2014 in the form of the notarial deed No. 11063/Ü/441/2014/4

Assignment Documents, Filings and Registrations

1.	First Amendment Agreement to Floating Charge

2.	Second Amendment Agreement to Quota Charge

3.	Second Amendment Agreement to Bank Accounts Charge

4.	Second Amendment Agreement to Trademark Charge, including the Amendment to Scope of IP Pledges for Trademark Charge

5.	Filing of the First Amendment Agreement to Floating Charge with the Floating Charge Register and registration of New Agent

6.	Filing of the Second Amendment Agreement to Quota Charge with the Court of Registration and Registration of New Agent

7.	Filing of the Second Amendment Agreement to Trademark Charge with the Hungarian Intellectual Property Office and Registration of New Agent

8.	Delivery of notifications to the account holder banks of Valeant Hungary regarding the replacement of the Existing Agent by the New Agent

IRELAND

Original Documents

1.	Debenture, Fixed and Floating Charges dated July 3, 2012, by and between Valeant Pharmaceuticals Ireland (“Chargor”) and Goldman Sachs Lending Partners LLC

2.	Debenture, Fixed and Floating Charges dated December 20, 2013, by and between Valeant Holdings Ireland (“Chargor”) and Goldman Sachs Lending Partners LLC

3.	Supplemental Debenture, Fixed and Floating Charges dated February 6, 2014, by and between Valeant Pharmaceuticals Ireland (“Chargor”) and Goldman Sachs Lending Partners LLC

Assignment Documents, Filings and Registrations

4.	Post completion notification to Irish CRO that Agent has changed

ITALY

Original Documents

1.	Creation of Share Pledge executed by way of correspondence dated as of July 28, 2014, between Valeant Holdings Ireland, as Pledgor, and Goldman Sachs Lending Partners LLC, as Common Representative.

Assignment Documents, Filings and Registrations

1.	Confirmation Agreement relating to Share Pledge, to be executed on or about January 8, 2015, by and among Valeant Holdings Ireland, as Pledgor, Barclays Bank PLC, as Successor Agent and Goldman Sachs Lending Partners LLC, as Existing Agent.

JAPAN

Original Documents

1.	Share Pledge Agreement (the “Share Pledge Agreement”) with respect to the shares in the Company (“Pledged Shares”) dated as of February 6, 2014 among Valeant Holdings Ireland, a corporation organized and existing under the laws of Ireland (“Grantor”), Goldman Sachs Lending Partners LLC (“GSLP”), as Collateral Agent (as defined in the Credit Agreement (defined below)), and the Company to secure the Grantor’s certain guarantee obligations to GSLP (the “Secured Obligations”) under the Third Amended and Restated Credit and Guarantee Agreement

Assignment Documents, Filings and Registrations

2.	Collateral Agent Pledge Transfer Agreement, dated as of January 8, 2015, by and among Valeant Holdings, as Security Grantor, B.L.J Company, Ltd, as Issuing Company, Goldman Sachs Lending Partners LLC, as Retiring Collateral Agent and Barclays Bank PLC, as Successor Collateral Agent

LITHUANIA

Original Documents

1.	Company Mortgage Agreement dated October 21, 2013, over all the assets of AB Sanitas (the “Company”), executed between Valeant Pharmaceuticals International, Inc. (“Valeant”) as the debtor, the Company as the owner of the collateral and Goldman Sachs Lending Partners LLC (the “Bank”) as the creditor, registered with the Mortgage Register of the Republic of Lithuania on October 21, 2013 under ID No 20120130056526 securing performance of the obligations of Valeant arising from the Facilities Agreement

2.	Share Pledge Agreement dated October 21, 2013 over 185,215 (one hundred eighty five thousand two hundred and fifteen) shares of the Company, constituting 0,6% (six tenth per cent) of the authorized and issued capital of the Company, which were additionally acquired by Valeant, executed between Valeant as the debtor and the owner of the collateral and the Bank as the creditor, registered with the Mortgage Register of the Republic of Lithuania on October 21, 2013 under ID No 20220130056528 securing performance of the obligations of Valeant arising from the Facilities Agreement

3.	Share Pledge Bond No. 01220120007548, dated May 14, 2012 over 30,920,705 (thirty million nine hundred twenty thousand seven hundred and five) shares of the Company, constituting 99.4 % of the authorised and issued capital of the Company, registered with the Mortgage Register of the Republic of Lithuania on October 21, 2013 securing performance of the obligations of Valeant arising from the Facilities Agreement, as amended on October 21, 2013

Assignment Documents, Filings and Registrations

4.	Agreement on Transfer of Security Rights, dated as of January 8, 2015, by and among Goldman Sachs Lending Partners LLC, as Existing Creditor and Barclays Bank PLC, as Successor Creditor.

LUXEMBOURG

Original Documents

1.	Account Pledge Agreement dated August 2, 2012, by and between Valeant Pharmaceuticals Luxembourg S.a.r.l. (“Pledgor”) and Goldman Sachs Lending Partners LLC (“Pledgee”)

2.	Account Pledge Agreement originally dated October 20, 2011, by and between Biovail International S.a.r.l. (“Pledgor”) and Goldman Sachs Lending Partners LLC (“Pledgee”), as amended and restated on February 13, 2012

3.	Share Pledge Agreement originally dated October 20, 2011, by and between Valeant Pharmaceuticals International, Inc. (“Pledgor”) and Goldman Sachs Lending Partners LLC (“Pledgee”), as amended and restated on February 13, 2012

4.	Amended and Restated Share Pledge Agreement dated February 13, 2012, by and between Valeant Pharmaceuticals International, Inc. (“Pledgor”) and Goldman Sachs Lending Partners LLC (“Pledgee”)

5.	Share Pledge Agreement dated December 20, 2013, by and between Bausch & Lomb B.V. (“Pledgor”) and Goldman Sachs Lending Partners LLC (“Pledgee”)

6.	Share Pledge Agreement dated December 20, 2013, by and between Valeant Pharmaceuticals International, Inc. (“Pledgor”) and Goldman Sachs Lending Partners LLC (“Pledgee”)

7.	Assignment and Amendment Agreement dated January 8, 2014, by and among Valeant Holdings Ireland (as “Pledgor” and as “Transferor”), Valeant Holdings Ireland, Luxembourg Branch (as new “Pledgor” and “Transferee”), Valeant Pharmaceuticals Luxembourg S.a.r.l. and Goldman Sachs Lending Partners, LLC

8.	Second Amended and Restated Agreement to Luxembourg Share Pledge Agreement dated January 8, 2014, by and among Valeant Holdings Ireland, Luxembourg Branch (“Pledgor”) and Goldman Sachs Lending Partners LLC (“Pledgee”)

Assignment Documents, Filings and Registrations

9.	Confirmation Agreement of Assignment relating to Existing Pledge Agreements, dated as of January 8, 2015, by and among Valeant Pharmaceuticals International, Inc., Valeant Holdings Ireland, Luxembourg Branch, Valeant Pharmaceuticals Luxembourg S.à r.l., Biovail International S.à r.l., Valeant Holdings Ireland, Bausch & Lomb Luxembourg S.à r.l., Valeant International Luxembourg S.à r.l., Goldman Sachs Lending Partners LLC, as Resigning Agent and Barclays Bank PLC, as Successor Agent.

POLAND

Original Documents

1.	Agreement for registered pledge over collection of assets of Przedsiębiorstwo Farmaceutyczne JELFA S.A. entered into between Przedsiębiorstwo Farmaceutyczne JELFA S.A. and Goldman Sachs Lending Partners LLC (English version)

2.	Agreement for registered pledge over collection of assets of Przedsiębiorstwo Farmaceutyczne JELFA S.A. entered into between Przedsiębiorstwo Farmaceutyczne JELFA S.A. and Goldman Sachs Lending Partners LLC (Polish version)

3.	Agreement for the security assignment of rights entered into between Przedsiębiorstwo Farmaceutyczne JELFA S.A and Goldman Sachs Lending Partners LLC (English version)

4.	Agreement for registered pledge and financial pledge over shares in “Emo-Farm” sp. z o.o. entered into between Przedsiębiorstwo Farmaceutyczne JELFA S.A. and Goldman Sachs Lending Partners LLC (English version)

5.	Agreement for registered pledge and financial pledge over shares in “Emo-Farm” sp. z o.o. entered into between Przedsiębiorstwo Farmaceutyczne JELFA S.A. and Goldman Sachs Lending Partners LLC (Polish version)

6.	Agreement for financial pledges over bank accounts of Przedsiębiorstwo Farmaceutyczne JELFA S.A. entered into between Przedsiębiorstwo Farmaceutyczne JELFA S.A. and Goldman Sachs Lending Partners LLC (English version)

7.	Agreement for registered pledges over bank accounts of Przedsiębiorstwo Farmaceutyczne JELFA S.A. entered into between Przedsiębiorstwo Farmaceutyczne JELFA S.A. and Goldman Sachs Lending Partners LLC (English version)

8.	Agreement for registered pledges over bank accounts of Przedsiębiorstwo Farmaceutyczne JELFA S.A. entered into between Przedsiębiorstwo Farmaceutyczne JELFA S.A. and Goldman Sachs Lending Partners LLC (Polish version)

9.	Mortgage Deed executed by Przedsiębiorstwo Farmaceutyczne JELFA S.A

10.	Submission to enforcement of Przedsiębiorstwo Farmaceutyczne JELFA S.A

11.	Agreement for registered pledge and financial pledge over shares in “Valeant” sp. z o.o. entered into between Valeant Europe BV and Goldman Sachs Lending Partners LLC (English version)

12.	Agreement for registered pledge and financial pledge over shares in “Valeant” sp. z o.o. entered into between Valeant Europe BV and Goldman Sachs Lending Partners LLC (Polish version)

13.	Agreement for registered and financial pledges over investment certificates (A and B series) issued by Ipopema 73 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych entered into between Valeant Europe BV and Goldman Sachs Lending Partners LLC (English version)

14.	Agreement for registered and financial pledges over investment certificates (A and B series) issued by Ipopema 73 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych entered into between Valeant Europe BV and Goldman Sachs Lending Partners LLC (Polish version)

15.	Submission to enforcement of Valeant Europe B.V.

16.	Agreement for registered pledges over bank accounts of Valeant sp. z o.o. entered into between Valeant sp. z o.o. and Goldman Sachs Lending Partners LLC (English version)

17.	Agreement for registered pledges over bank accounts of Valeant sp. z o.o. entered into between Valeant sp. z o.o. and Goldman Sachs Lending Partners LLC (Polish version)

18.	Agreement for financial pledges over bank accounts of Valeant sp. z o.o. entered into between Valeant sp. z o.o. and Goldman Sachs Lending Partners LLC (English version)

19.	Agreement for registered pledge over collection of assets of Valeant sp. z o.o. entered into between Valeant sp. z o.o. and Goldman Sachs Lending Partners LLC (English version)

20.	Agreement for registered pledge over collection of assets of Valeant sp. z o.o. entered into between Valeant sp. z o.o. and Goldman Sachs Lending Partners LLC (Polish version)

21.	Submission to enforcement of Valeant sp. z o.o.

22.	Agreement for registered pledge over bank account of VP Valeant Sp. z o.o. sp.j. entered into between VP Valeant Sp. z o.o. Sp.j. and Goldman Sachs Lending Partners LLC (English version)

23.	Agreement for registered pledge over bank account of VP Valeant Sp. z o.o. sp.j. entered into between VP Valeant Sp. z o.o. Sp.j. and Goldman Sachs Lending Partners LLC (Polish version)

24.	Agreement for financial pledge over bank account of VP Valeant Sp. z o.o. sp.j. (English version)

25.	Agreement for registered pledge over collection of assets of VP Valeant Sp. z o.o. sp.j. entered into between VP Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC (English version)

26.	Agreement for registered pledge over collection of assets of VP Valeant Sp. z o.o. sp.j. entered into between VP Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC (Polish version)

27.	Agreement for the security assignment of rights entered into between VP Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC (English version)

28.	Submission to enforcement of VP Valeant sp. z o.o. sp.j.

29.	Agreement for registered pledge and financial pledge over shares in Przedsiębiorstwo Farmaceutyczne JELFA S.A. between Sanitas AB and Goldman Sachs Lending Partners LLC (Polish version)

30.	Agreement for registered pledge and financial pledge over shares in Przedsiębiorstwo Farmaceutyczne JELFA S.A. between Sanitas AB and Goldman Sachs Lending Partners LLC (English version)

31.	Notarial protocol regarding the deposit of shares of Przedsiębiorstwo Farmaceutyczne JELFA S.A. executed on behalf of Sanitas AB and Goldman Sachs Lending Partners LLC (Polish version)

32.	Submission to enforcement of Sanitas AB

33.	Agreement for registered and financial pledges over investment certificates (C series) issued by Ipopema 73 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych between Valeant Europe BV and Goldman Sachs Lending Partners LLC (English version)

34.	Agreement for registered and financial pledges over investment certificates (C series) issued by Ipopema 73 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych between Valeant Europe BV and Goldman Sachs Lending Partners LLC (Polish version)

35.	Agreement for registered pledges over protection rights over trademarks of Valeant Sp. z o.o. sp.j. between Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC (English version)

36.	Agreement for registered pledges over protection rights over trademarks of Valeant Sp. z o.o. sp.j. between Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC (Polish version)

37.	Agreement for registered pledges over bank accounts of Valeant Sp. z o.o. sp.j. between Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC (English version)

38.	Agreement for registered pledges over bank accounts of Valeant Sp. z o.o. sp.j. between Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC (Polish version)

39.	Agreement for financial pledges over bank accounts of Valeant Sp. z o.o. sp.j. between Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC (English version)

40.	Agreement for registered pledge over collection of assets of Valeant Sp. z o.o. sp.j. between Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC (English version)

41.	Agreement for registered pledge over collection of assets of Valeant Sp. z o.o. sp.j. between Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC (Polish version)

42.	Agreement for security assignment of rights between Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC

43.	Submission to enforcement by Valeant Sp. z o.o. sp. j.

44.	Agreement for registered and financial pledges over the investment certificates (D series) issued by Ipopema 73 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych between Valeant Europe B.V. and Goldman Sachs Lending Partners LLC (English version)

45.	Agreement for registered and financial pledges over the investment certificates (D series) issued by Ipopema 73 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych between Valeant Europe B.V. and Goldman Sachs Lending Partners LLC (Polish version)

46.	Agreement for registered and financial pledges over the investment certificates (series E) issued by Ipopema 73 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych between Valeant Europe B.V. and Goldman Sachs Lending Partners LLC (English version)

47.	Agreement for registered and financial pledges over the investment certificates (series E) issued by Ipopema 73 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych between Valeant Europe B.V. and Goldman Sachs Lending Partners LLC (Polish version)

Assignment Documents, Filings and Registrations

48.	Certificate regarding confirmation of transfer of agency (the “Certificate”)

49.	Accession agreement to the agreement for registered pledge over collection of assets of Przedsiębiorstwo Farmaceutyczne JELFA S.A. between Przedsiębiorstwo Farmaceutyczne JELFA S.A., Goldman Sachs Lending Partners LLC and Barclays Bank Plc (Polish and English version).

50.	The agreement on re-assignment of the rights between Przedsiębiorstwo Farmaceutyczne JELFA S.A. and Goldman Sachs Lending Partners LLC (English version).

51.	Agreement for the security assignment of rights between Przedsiębiorstwo Farmaceutyczne JELFA S.A. and 2) Barclays Bank Plc (English version).

52.	Accession agreement to the agreement for registered pledge and financial pledge over shares in “Emo-Farm” sp. z o.o. between Przedsiębiorstwo Farmaceutyczne JELFA S.A., Goldman Sachs Lending Partners LLC and Barclays Bank Plc(Polish and English version).

53.	Accession agreement to the agreement for financial pledges over bank accounts of Przedsiębiorstwo Farmaceutyczne JELFA S.A. between Przedsiębiorstwo Farmaceutyczne JELFA S.A., Goldman Sachs Lending Partners LLC and Barclays Bank Plc (English version).

54.	Accession agreement to the agreement for registered pledges over bank accounts of Przedsiębiorstwo Farmaceutyczne JELFA S.A. between Przedsiębiorstwo Farmaceutyczne JELFA S.A., Goldman Sachs Lending Partners LLC, Barclays Bank Plc (Polish and English version).

55.	New submission to enforcement of Przedsiębiorstwo Farmaceutyczne JELFA S.A in favour of Barclays Bank Plc executed in front of the notary public by Przedsiębiorstwo Farmaceutyczne JELFA S.A. (in Polish).

56.	Accession agreement to the agreement for registered pledge and financial pledge over shares in “Valeant” sp. z o.o. between Valeant Europe BV, Goldman Sachs Lending Partners LLC, Barclays Bank Plc (Polish and English version).

57.	Accession agreement to the agreement for registered and financial pledges over investment certificates (A and B series) issued by Ipopema 73 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych] between Valeant Europe BV, Goldman Sachs Lending Partners LLC, Barclays Bank Plc (Polish and English version).

58.	New submission to enforcement of Valeant Europe B.V. in favour of Barclays Bank Plc executed in front of the notary public by Valeant Europe B.V. (in Polish).

59.	Accession agreement to the agreement for registered pledges over bank accounts of Valeant sp. z o.o. between Valeant sp. z o.o., Goldman Sachs Lending Partners LLC, Barclays Bank Plc (Polish and English version).

60.	Accession agreement to the agreement for financial pledges over bank accounts of Valeant sp. z o.o. between Valeant sp. z o.o., Goldman Sachs Lending Partners LLC, Barclays Bank Plc (English version).

61.	Accession agreement to the agreement for registered pledge over collection of assets of Valeant sp. z o.o. between Valeant sp. z o.o.,Goldman Sachs Lending Partners LLC, Barclays Bank Plc (Polish and English version).

62.	New submission to enforcement of Valeant sp. z o.o. in favour of Barclays Bank Plc executed in front of the notary public by Valeant sp. z o.o. (in Polish).

63.	Accession agreement to the agreement for registered pledge over bank account of VP Valeant Sp. z o.o. sp.j. between VP Valeant sp. z o.o. sp.j.,Goldman Sachs Lending Partners LLC, Barclays Bank Plc (Polish and English version).

64.	Accession agreement to the agreement for financial pledge over bank account of VP Valeant Sp. z o.o. sp.j. between VP Valeant sp. z o.o. sp.j., Goldman Sachs Lending Partners LLC and Barclays Bank Plc (English version).

65.	Accession agreement to the agreement for registered pledge over collection of assets of VP Valeant Sp. z o.o. sp.j. between VP Valeant sp. z o.o. sp.j., Goldman Sachs Lending Partners LLC, and Barclays Bank Plc (Polish and English version).

66.	The agreement on re-assignment of the rights between VP Valeant Sp. z o.o. sp.j. and Goldman Sachs Lending Partners LLC (English version).

67.	Agreement for the security assignment of rights betweenVP Valeant Sp. z o.o. sp.j. and Barclays Bank Plc (English version).

68.	New submission to enforcement of VP Valeant sp. z o.o. in favour of Barclays Bank Plc executed in front of the notary public by VP Valeant sp. z o.o. (in Polish).

69.	Accession agreement to the agreement for registered pledge and financial pledge over shares in Przedsiębiorstwo Farmaceutyczne JELFA S.A. between Sanitas AB, Goldman Sachs Lending Partners LLC and Barclays Bank Plc (Polish and English version).

70.	New protocol regarding the deposit of shares of Przedsiębiorstwo Farmaceutyczne JELFA S.A. (Polish version) between Sanitas AB, Goldman Sachs Lending Partners LLC, Barclays Bank Plc.

71.	New submission to enforcement of Sanitas AB in favour of Barclays Bank Plc (in Polish) executed in front of the notary public by Sanitas AB.

72.	Accession agreement to the agreement for registered and financial pledges over investment certificates (C series) issued by Ipopema 73 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych between Valeant Europe BV, Goldman Sachs Lending Partners LLC, Barclays Bank Plc (Polish and English version).

73.	Accession agreement to the agreement for registered pledges over protection rights over trademarks of Valeant Sp. z o.o. sp.j. between Valeant Sp. z o.o. sp.j., Goldman Sachs Lending Partners LLC and Barclays Bank Plc (Polish and English version).

74.	Accession agreement to the agreement for registered pledges over bank accounts of Valeant Sp. z o.o. sp.j. between Valeant Sp. z o.o. sp.j., Goldman Sachs Lending Partners LLC and Barclays Bank Plc (Polish and English version).

75.	Accession agreement to the agreement for financial pledges over bank accounts of Valeant Sp. z o.o. sp.j. between Valeant Sp. z o.o. sp.j., Goldman Sachs Lending Partners LLC, Barclays Bank Plc (English version).

76.	Accession agreement to the agreement for registered pledge over collection of assets of Valeant Sp. z o.o. sp.j. between Valeant Sp. z o.o. sp.j., Goldman Sachs Lending Partners LLC, Barclays Bank Plc (Polish and English version).

77.	The agreement on re-assignment of the rights between Valeant Sp. z o.o. sp.j., and Goldman Sachs Lending Partners LLC (English version).

78.	Agreement for the security assignment of rights between Valeant Sp. z o.o. sp.j. and Barclays Bank Plc (English version).

79.	New submission to enforcement of Valeant Sp. z o.o. sp. j. in favour of Barclays Bank Plc executed in front of the notary public by Valeant Sp. z o.o. sp. j. (in Polish).

80.	Accession agreement to the agreement for registered and financial pledges over investment certificates (D series) issued by Ipopema 73 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych between Valeant Europe BV, Goldman Sachs Lending Partners LLC and Barclays Bank Plc (Polish and English version).

81.	Accession agreement to the agreement for registered and financial pledges over investment certificates (series E) issued by Ipopema 73 Fundusz Inwestycyjny Zamknięty Aktywów Niepublicznych between Valeant Europe BV, Goldman Sachs Lending Partners LLC and Barclays Bank Plc (Polish and English version).

82.	Submission of applications for registration of the new agent in the register of pledges on the basis of the Certificate.

83.	Submission of applications for registration of the new agent in the mortgage register on the basis of the Certificate.

84.	Filing of new shareholder lists and updating the share books.

85.	Notifications to the debtors and insurance companies pursuant to the new assignment agreements.

86.	Notifications to the account banks.

SERBIA

Original Documents

1.	Ownership Interest Pledge Agreement dated March 7, 2014, by and among Pharmaswiss S.A. (“Pledgor”) and Goldman Sachs Lending Partners LLC (“Pledgee”)

Assignment Documents, Filings and Registrations

2.	Drafting of Annex to the Ownership Interest Pledge Agreement

3.	Execution of Annex to the Ownership Interest Pledge Agreement

4.	Registration of Barclays Bank PLC with Serbian Pledge Registry

SINGAPORE

Original Documents

1.	Debenture dated 22 May 2014 between Inova Pharmaceuticals (Singapore) Pte. Limited (“Chargor”) and Goldman Sachs Lending Partners LLC (“Collateral Agent”) in respect of the assets and undertakings of the Chargor

2.	Share Charge dated 22 May 2014 between Valeant Pharmaceuticals Ireland (“Chargor”) and Goldman Sachs Lending Partners LLC (“Collateral Agent”) in respect of the shares of Inova Pharmaceuticals (Singapore) Pte. Limited

Assignment Documents, Filings and Registrations

3.	Variation of Charge to be filed with Accounting and Regulatory Authority of Singapore

4.	Notice of Change of Collateral Agent to be sent to the relevant parties pursuant to the Debenture dated 22 May 2014 between Inova Pharmaceuticals (Singapore) Pte. Limited (“Chargor”) and Goldman Sachs Lending Partners LLC (“Collateral Agent”) in respect of the assets and undertakings of the Chargor

SLOVENIA

Original Documents

1.	Share Pledge Agreement dated as March 7, 2014, by and among Pharmaswiss S.A. (“Pledgor”) and Goldman Sachs Lending Partners LLC (“Pledgee”)

Assignment Documents, Filings and Registrations

2.	Consent of Pharmaswiss to Transfer of Agency

3.	Registration of change in agent to be filed with the court register

SWITZERLAND

Original Documents

1.	Pledge Agreement dated October 20, 2011 between Biovail International S.àr.l. (“Pledgor”) and Goldman Sachs Lending Partners LLC (“Collateral Agent”) over all the shares of PharmaSwiss SA

2.	Assignment Agreement dated October 20, 2011 between PharmaSwiss SA and Goldman Sachs Lending Partners LLC over the bank accounts and trade receivables of PharmaSwiss SA dated 20 October 2011

Assignment Documents, Filings and Registrations

3.	Amendment to Pledge Agreement

4.	Amendment to Assignment Agreement

UNITED KINGDOM

Original Documents

1.	Security Trust Deed dated May 22, 2014 entered into by Goldman Sachs Lending Partners LLC (“Collateral Agent”)

2.	Debenture dated May 22, 2014, by and between Bausch & Lomb U.K. Limited (“Chargor”) and Goldman Sachs Lending Partners LLC (“Collateral Agent”)

3.	Certificate of Registration of a Charge at Companies House, dated as of June 4, 2014.

Assignment Documents, Filings and Registrations

4.	Deed of Appointment and Retirement, dated as of January 8, 2015, by and among Goldman Sachs Lending Partners LLC, as Retiring Collateral Agent and Barclays Bank PLC, as Successor Collateral Agent.

5.	Delivery of the Certificate of Registration of a Charge at Companies House to Barclays Bank Plc.

Schedule IV

COVENANTS OF THE EXISTING AGENT WITH RESPECT TO THE COLLATERAL OF CERTAIN FOREIGN SUBSIDIARIES

AUSTRALIAN COLLATERAL PROVISIONS

1. The Existing Agent covenants and agrees that it will, in each case, at the Borrower’s expense (in accordance with and pursuant to Sections 10.2 and 10.3 of the Credit Agreement, which are incorporated by reference herein mutatis matandis) use commercially reasonable efforts to deliver, or cause to be delivered, promptly to the Successor Agent, in respect of the Australian Collateral, each token issued by the Registrar of the Australian Personal Property Securities Register (“Australian PPSR”) in respect of the registrations in favor of the Existing Agent against certain Credit Parties (“Australian PPSR Registrations”), and all other records in respect of each Australian PPSR Registration and the Australian Collateral.

2. The Existing Agent agrees that, in respect of the Australian Collateral, for the period commencing on the Effective Date and ending upon the time the transfers of the Australian PPSR Registrations to the Successor Agent are recorded on the Australian PPSR:

i)	it holds such Australian PPSR Registrations as nominee for the Successor Agent and with authority, subject to this agreement, to act on behalf of the Successor Agent and will comply with any instructions the Successor Agent may give in respect of the Australian PPSR Registrations and will not deal with the Australian PPSR Registrations in any manner without the consent of the Successor Agent; and

ii)	in relation to any notice received by the Existing Agent under part 5.6 or section 275 of the Personal Property Securities Act 2009 (Cth) (“Australian PPSA”) and relating to any Australian PPSR Registration or any Liens and security interests granted by a Credit Party, it shall provide the Successor Agent with a copy of such notice with within one business day of receiving such notice and if so requested by the Successor Agent, respond to the notice in the form required by the Successor Agent, and not otherwise.

3. In respect of any Australian Collateral, to the extent that any records comprise any certificate which evidences an “investment instrument” (as defined in the Australian PPSA) the subject of a Lien or security interest in favor of the Existing Agent, the parties agree that:

i)	as and from the Effective Date, the Existing Agent has possession of any such certificate on its own behalf and on behalf of the Successor Agent and the Existing Agent agrees to comply with any instruction given by the Successor Agent relating to such certificate and the investment instrument which it evidences until delivered to the Successor Agent; and

ii)	where any certificates are delivered to the Successor Agent prior to the Effective Date, the Successor Agent has possession of any such certificate on its own behalf and on behalf of the Existing Agent and the Successor Agent agrees to comply with any instruction given by the Existing Agent relating to such certificate and the investment instrument which it evidences until the Effective Date has occurred.

LITHUANIAN COLLATERAL PROVISIONS

Within 10 days after registration with the Mortgage Register of the Republic of Lithuania of the transfer of security rights under Lithuanian law governed Collateral Documents, the Existing Agent shall use commercially reasonable efforts to privide notice about such transfer as stated below:

1.	Notice to Valeant Pharmaceuticals International, Inc. regarding the transfer of security rights arising out of Lithuanian law governed Collateral Documents;

2.	Notice to AB Sanitas regarding transfer of security rights arising out of Lithuanian law governed Collateral Documents.